SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CEDAR REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         2018

Dear Fellow Stockholders:

Please join my fellow directors and me at our 2018 Annual Meeting of Stockholders, which will be held on Wednesday, May 2, 2018, at our corporate headquarters in Port Washington, New York. The business we will conduct at the meeting is described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

2017 was a pivotal year in the continued transformation of Cedar Realty Trust into a leading shopping center REIT, and we worked tirelessly in 2017 toward implementing this objective for our stockholders. Notwithstanding headwinds in the retail sector created by changes in consumer behavior, shifting demographics into urban markets, and shrinking margins driven by technological advances and e-commerce, the important decisions we made back in 2011 to reinforce our balance sheet and prune our portfolio to better withstand these types of secular disruptions are showing their strength in these challenging times.

While we look to the year ahead full of confidence and excitement as we continue to execute on our vision of unlocking value for our stockholders, we are wistful to bid farewell to our esteemed director, Senator Paul Kirk, who has advised us of his intention to retire from our Board as of the 2018 Annual Meeting. Paul has served this Board and Company faithfully and honorably over these past thirteen years, including as Chair of our Nominating/Corporate Governance Committee. It has been our honor and privilege to have Paul on our Board, and we wish him well in his retirement in as much as we are sad to see him go. We expect to announce our new director appointment in due course, as our search is already underway.

We welcome the opportunity to present you with the information contained in our Proxy Statement and we hope that, after you review it, you will vote at the Annual Meeting (either in person or by proxy) in accordance with the Board of Directors’ recommendations.

Your vote is extremely important. Whether or not you plan to attend the meeting, please vote your shares as soon as possible electronically through the Internet, by telephone or by completing, signing and returning the enclosed proxy card. If you vote electronically or by telephone, you do not need to return the enclosed proxy card. More detailed instructions on how to vote are provided on pages 6-9 of the Proxy Statement.

I, together with the Board, thank you for your continued investment, loyalty and support.

Sincerely,

BRUCE J. SCHANZER
President and Chief Executive Officer

CEDAR REALTY TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 2, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cedar Realty Trust, Inc. (the “Company”) will be held at the offices of the Company, 44 South Bayles Avenue, Port Washington, NY 11050, on Wednesday, May 2, 2018 at 10:00 in the morning for the following purposes:

1.	To elect six directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

3.	To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To vote on an amendment to the Company’s charter that, if approved, would permit stockholders to act to amend our by-laws as set forth in Proposal 4.

In addition, stockholders will transact any other business that properly comes before the meeting or any adjournment thereof.

The Company and the Board recommend a vote “FOR” proposals 1, 2, 3 and 4. You should carefully review the accompanying Proxy Statement which contains additional information.

Stockholders of record in our common stock at the close of business on March 9, 2018 shall be entitled to notice of, and to vote at, the meeting.

THE PROXY STATEMENT AND OUR 2017 ANNUAL REPORT ARE AVAILABLE AT

HTTP://WWW.CEDARREALTYTRUST.COM.

Sincerely,

ADINA G. STORCH, ESQ.
Executive Vice President, General Counsel and Corporate Secretary

Dated:          2018

Port Washington, NY

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT YOUR SHARES ARE COUNTED AT THE MEETING.

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PROXY STATEMENT EXECUTIVE SUMMARY

The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.

Information About Our 2018 Annual Meeting of Stockholders

DATE AND TIME:	Wednesday, May 2, 2018 at 10:00 a.m. local time

PLACE:	44 South Bayles Avenue, Port Washington, NY 11050

RECORD DATE:	Friday, March 9, 2018

Items of Business and Board of Directors Vote Recommendations

Proposal		Board Vote Recommendation	Page Number

Proposal 1:	To elect six directors to serve until the next annual meeting of stockholders or until earlier death, resignation or removal	✓ FOR	10

Proposal 2:	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2018	✓ FOR	51

Proposal 3:	Advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement	✓ FOR	52

Proposal 4:	To vote on an amendment to the Company’s charter that, if approved, would permit stockholders to act to amend our by-laws	✓ FOR	53

Our Director Nominees (Page 10)

Name	Age	Director Since	Independent	AC	CC	N/CGC

Abraham Eisenstat(1)	48	2015	Yes			(2)

Gregg A. Gonsalves(1)	50	2017	Yes

Pamela N. Hootkin(1)	70	2008	Yes		C

Steven G. Rogers(1)	63	2016	Yes	C

Bruce J. Schanzer(3)	49	2011	No

Roger M. Widmann(4)	78	2003	Yes
(1)	Audit Committee Financial Expert

(2)	Senator Kirk will remain Chairman of the Nominating/Corporate Governance Committee until his retirement, effective as of the 2018 Annual Meeting on May 2, 2018, at which time Abraham Eisenstat will assume the role of Chairman of the Nominating/Corporate Governance Committee.

(3)	President and Chief Executive Officer

(4)	Chairman of the Board

KEY: AC = Audit Committee     CC = Compensation Committee

N/CGC = Nominating/Corporate Governance Committee      = Member     C = Chair

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Information About Our Board and Committees (Pages 10, 20)

	Number of Members(1)	Independent	Number of Meetings During 2017

Full Board of Directors	7	85.7%	12

Audit Committee	4	100.0%	4

Compensation Committee(2)	4	100.0%	9

Nominating/Corporate Governance Committee(2)	4	100.0%	4
(1)	As of March 9, 2018.

(2)	Senator Kirk will remain Chairman of the Nominating/Corporate Governance Committee and a member of the Compensation Committee until his retirement as a director of the Company, effective as of the 2018 Annual Meeting to be held on May 2, 2018.

Our Corporate Governance (Page 15)(1)

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 15 of this Proxy Statement for a more detailed description of our governance practices.

WHAT WE DO:	WHAT WE DON’T DO:
✓ 86% Independent Directors	X No Hedging of Our Securities
✓ Independent Chairman	X No Pledging of Our Securities
✓ Entirely Independent Committees	X No Related Party Transactions
✓ Majority Voting for Directors	X No Poison Pill
✓ Regular Board Refreshment and Young Tenure of Directors	X No Excessive or Grossed-Up Perquisites
✓ Frequent Stockholder Engagement	X No Classified Board
✓ Share Ownership Guidelines	X No Undue Restriction on Stockholder Rights
✓ Risk Oversight by Full Board
✓ Annual Board and Committee Self-Evaluations
✓ Regular Executive Sessions of Independent Directors and Board Committees
(1)	As of March 9, 2018.

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Independent Registered Public Accounting Firm (Page 51)

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal year 2017. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2018. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2017 and 2016:

Description of Services	2017 ($)	2016 ($)

Audit Fees(1)	953,800	884,000

Audit-Related Fees	—	—

Tax Fees(2)	55,525	—

All Other Fees	—	—

TOTAL	1,009,325	884,000
(1)	Audit Fees for 2017 and 2016 were incurred for professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting for the years ended December 31, 2017 and 2016, reviews of our interim consolidated financial statements which are included in each of our quarterly reports on Form 10-Q for the years ended December 31, 2017 and 2016, preparation of “comfort letters” for the issuance of our securities, and certain accounting consultations.
(2)	Ernst & Young LLP performed tax consulting services relating to tax planning for certain of our redevelopments in 2017.

Executive Compensation Matters (Page 52)

We give our stockholders an annual vote on our executive compensation program and are requesting your support for the compensation of our named executive officers as described on pages 27 through 47 of this Proxy Statement. This is an advisory vote, so the results will not be binding on the Company, but the Board will consider the outcome of the vote as part of its ongoing review of executive compensation. The goals of our executive compensation program are to:

•	attract, retain and motivate talented executive officers;

•	align the interests of our executive officers with the interests of the Company and our stockholders;

•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement; and

•	align market competitive compensation with our short- and long-term performance.

Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The Compensation Committee has sole authority to retain and terminate any compensation consultants used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee has engaged Mercer (US) Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., as its independent compensation consultant.

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The compensation of our named executive officers is primarily comprised of a mix of base salary, short-term cash incentive compensation and long-term equity incentive compensation, and is determined based on the consideration of a number of factors described in more detail in the section entitled, “Compensation Discussion and Analysis—Executive Summary.”

WHAT WE DO:	WHAT WE DON’T DO:
✓ Pay for Performance	X No Adoption of or Amendment to Equity Incentive Plans Without Stockholder Approval
✓ Caps on Individual Incentive Awards	X No Excessive or Grossed-Up Perquisites
✓ Share Ownership Guidelines	X No Repricing of Stock Options
✓ Annual Compensation Committee Assessments	X No Liberal Share Recycling
✓ Stockholder Engagement on Compensation Matters	X No Supplemental Retirement Benefits for Executives
✓ Independent Compensation Consultant	X No Undue Restriction on Stockholder Rights
✓ Double-Trigger Condition Upon Change in Control for Payment of Cash Severance to Named Executive Officers	X No Compensation or Incentives that Encourage Unnecessary or Excessive Risk
✓ Entirely Independent Compensation Committee	X No Recent Grants of Stock Options

Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices. Please refer to the table on page 30 of this Proxy Statement for a more detailed description of our compensation policies and programs.

The key components of our named executive officers’ compensation are described in more detail in the following table:

Compensation Component	Objectives

Base Salary	• Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.
Annual Bonus (Short-Term Incentive Compensation)

•  Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals, rewarding performance measured against key annual strategic objectives.

Long-Term Incentive Compensation

•  Designed to foster significant ownership of our common stock by our executive officers, thereby aligning the interests of our executive officers with those of our stockholders and motivating our executive officers to achieve long-term growth and success for our Company.

Say-on-Pay Advisory Vote (Page 32)

Our stockholders have consistently supported our executive compensation program. At our 2017 Annual Meeting of Stockholders, our stockholders overwhelmingly voted in favor with nearly 98% support approving our resolution seeking advisory approval of the compensation of our named executive officers. While we have consistently enjoyed solid stockholder support for our executive compensation program, we continue to engage in dialogue with stockholders on executive compensation issues. As an example, in response to valued feedback received from our stockholders, we amended our named executive officer employment agreements in 2016 to remove “modified single-trigger” cash severance provisions and to provide for satisfaction of “double trigger” conditions for

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payment of cash severance following a change in control. In addition, in response to constructive feedback from our stockholders, we require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

Amendment of Our Charter (Page 53)

Upon recommendation of the Nominating and Corporate Governance Committee, our Board has declared advisable and recommends that stockholders approve an amendment to the Company’s charter to give stockholders the right to act to amend our by-laws. Currently, both our charter and by-laws provide the Board the exclusive power to amend the by-laws. If approved by stockholders, the amendment will become effective upon the filing of articles of amendment with the Maryland State Department of Assessments and Taxation (the “SDAT”).

In February 2018, the Board approved, subject to stockholder approval of the charter amendment, an amendment to our by-laws giving stockholders the power to amend or repeal the by-laws and to adopt new by-laws by the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock. The new by-law amendment provides that absent the approval of the Board, a stockholder proposal may not alter or repeal the provisions of our by-laws providing for indemnification of directors and officers of the Company or the provisions relating to amendment of the by-laws. The new by-law amendment does not require approval by our stockholders and is conditioned on the approval of the proposed charter amendment at the Annual Meeting and upon the effectiveness of such amendment upon filing with the SDAT.

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PROXY STATEMENT

CEDAR REALTY TRUST, INC.

44 SOUTH BAYLES AVENUE

PORT WASHINGTON, NEW YORK 11050

PROXY STATEMENT

We are sending you this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company, for use at the 2018 Annual Meeting of Stockholders (“2018 Annual Meeting”) or any adjournment thereof. The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2017 is being mailed herewith to each stockholder of record. Stockholders may obtain a copy of the Company’s 2017 Annual Report on Form 10-K, without charge, by writing to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, Attention: Investor Relations. The 2017 Annual Report on Form 10-K is also available on the Company’s website, www.cedarrealtytrust.com.

It is intended that this Proxy Statement and form of proxy will first be sent or given to stockholders on or about                2018.

ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The 2018 Annual Meeting will be held on Wednesday, May 2, 2018 at 10:00 a.m. local time at 44 South Bayles Avenue, Port Washington, New York 11050.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following proposals:

1.	To elect six directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

3.	To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To vote on an amendment to the Company’s charter that, if approved, would permit stockholders to act to amend our by-laws as set forth in Proposal 4.

In addition, stockholders will transact any other business that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date (March 9, 2018) are entitled to notice of and to vote at the Annual Meeting. Stockholders are entitled to cast one vote for each share held by them on each matter to be voted upon.

Who can attend the annual meeting?

All holders of common shares of the Company at the close of business on March 9, 2018, the record date for the annual meeting, or their duly appointed proxies, are authorized to attend the annual meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

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PROXY STATEMENT

Please also note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of March 9, 2018.

What constitutes a quorum?

On the record date of March 9, 2018, the Company had 91,712,183 shares of common stock outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of common stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum at the Annual Meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

How do I vote?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares and the proxy notice was sent directly to you by us. In that case, you may instruct the proxy holders named in the enclosed proxy card (the “Proxy Agents”) how to vote your common shares in one of the following ways:

•	Vote Online: You can vote via Internet by following the instructions on the enclosed proxy card or voting instruction form.

•	Vote by Telephone: You can vote by telephone by following the instructions on the enclosed proxy card or voting instruction form.

•	Vote by Regular Mail: You can vote by mail by signing and dating the enclosed proxy card or voting instruction form and returning it in the postage-paid envelope provided with this Proxy Statement.

Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. EDT on Tuesday, May 1, 2018.

If you vote by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card, your shares will be voted at the Annual Meeting as you direct. If you sign the enclosed proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted “FOR” as to all enumerated proposals in accordance with the Board’s recommendations.

Can I revoke my proxy?

Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case addressed to the Secretary of the Company at our corporate offices) or, if a stockholder is present at the meeting, he may elect to revoke his proxy and vote his shares personally. Votes for shares held by a bank, broker or other holder of record, may be revoked by a stockholder submitting new voting instructions to the bank, broker or other holder of record or, if a stockholder has obtained a legal proxy from the bank, broker or other holder of record giving him the right to vote the shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

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PROXY STATEMENT

What vote is required to approve each matter?

Assuming the presence of a quorum, each of Proposals 1, 2 and 3 must receive the affirmative vote of a majority of the shares of common stock duly present or represented by proxy at the Annual Meeting in order to pass. Accordingly, abstentions will have the same effect as a vote against each of these proposals, while broker non-votes will not be counted in determining the outcome of any of these proposals. Proposal 4 must receive the affirmative vote of the holders of at least two-thirds of the shares of the common stock entitled to vote at the 2018 Annual Meeting in order to pass. Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 4. The proposal to approve the compensation of our named executive officers is advisory only and is not binding on the Company or the Board.

If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted “FOR” as to all enumerated proposals in accordance with the Board’s recommendations.

What if I hold my shares in street name?

Brokers do not have discretionary authority to vote with respect to any of the proposals, except with respect to the ratification of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018. Under the rules of the New York Stock Exchange, the proposal to ratify the appointment of Ernst & Young LLP is considered a routine item. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify Ernst & Young as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting. On all other proposals, your broker is not permitted to vote your shares without your instructions and uninstructed shares are considered broker non-votes. Accordingly, a broker non-vote will not be counted in determining the outcome of the vote on these matters. If your shares are held by a broker, the broker will ask you how you want to vote your shares.

If you provide the broker with instructions, your shares will be voted in accordance with your instructions. If you do not give any instruction on any of the proposals, then with respect to the election of directors and the advisory vote to approve the compensation of our named executive officers, your shares will not be voted. Therefore, it is important that you give instructions to your broker as to how to vote your shares.

Even if you plan to attend the Annual Meeting, we recommend that you submit the enclosed proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the Annual Meeting for stockholders of record. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

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PROXY STATEMENT

Who is soliciting the proxies and who pays the costs?

The enclosed proxy for the Annual Meeting is being solicited by the Board. Proxies also may be solicited, without annual compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. It is anticipated that banks, brokers and other custodians, nominees and fiduciaries will forward proxy materials to the beneficial owners of our common shares to obtain their voting instructions and that we will reimburse such persons for their out-of-pocket expenses.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. When used in this annual report, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward- looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

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PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company’s Articles of Incorporation and by-laws, as amended, the director nominees elected at this meeting will be elected to serve one-year terms that expire upon the date of the next Annual Meeting of Stockholders or earlier death, resignation or removal.

Director Nominees

The table below sets forth information with respect to our six director-nominees. Each nominee has consented to being nominated for director and has agreed to serve if elected. All of the nominees for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Senator Paul G. Kirk, Jr., a current director and Chair of our Nominating/Corporate Governance Committee, has advised that he will retire and will not stand for reelection at the 2018 Annual Meeting. The Company acknowledges the outstanding service rendered by Senator Kirk during his nearly thirteen-year tenure on the Board.

Abraham Eisenstat

Principal Occupation and Positions Held

•  Age: 48

•  Year in which First Elected a Director: 2015

•  Committee(s) Served: A member of the Audit Committee and the Nominating/Corporate Governance Committee; Chair-Elect of the Nominating/Corporate Governance Committee.

•  Principal Occupation and Other Information: Mr. Eisenstat is a co-founder of Eisenstat Capital Partners LP, formerly Dabroes Management LP, formerly a European long/short equity fund founded in 2008 that now operates as a family investment office. Prior to starting the firm, Mr. Eisenstat was a managing director at Caxton International where for five years he co-ran a European long/short equity fund. Prior thereto, Mr. Eisenstat ran a similar fund at S.A.C. Capital. Mr. Eisenstat covered European equities as a generalist analyst for over six years at Noble Partners, Chestnut Hill Management and Teton Partners. Prior to joining the investment management industry, Mr. Eisenstat acted as research assistant to historian Sir Martin Gilbert and studied international relations at the Fletcher School of Law and Diplomacy in Boston, and Philosophy, Politics, and Economics at Oxford University. He graduated with honors from Baruch College of the City University of New York.

Mr. Eisenstat’s qualifications for Board membership include his extensive knowledge of and success in the investment management industry, which, among other things, qualifies him as a financial expert on the Audit Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

Gregg A. Gonsalves

Principal Occupation and Positions Held

•  Age: 50

•  Year in which First Elected a Director: 2017

•  Committee(s) Served: Member of the Audit and Compensation Committees

•  Principal Occupation and Other Information: Mr. Gonsalves has been an advisory partner with Integrated Capital LLC, a leading, hotel-focused, private real estate advisory and investment firm since 2013. Prior to joining Integrated Capital LLC, Mr. Gonsalves was a managing director in Goldman, Sachs & Co.’s Real Estate Mergers & Acquisition Business, where he was the partner responsible for this business unit. In his 20-year career at Goldman Sachs, Mr. Gonsalves completed over 50 M&A transactions worth approximately $100 billion in deal value, working with a variety of companies in a wide range of industries. Mr. Gonsalves has served on the board of POP Tracker LLC, a private LLC based in the U.S., since 2013. He also worked at Mobil Oil Corporation as a sales engineer from 1989 to 1991. Mr. Gonsalves is presently chairman of the board of directors of the Jackie Robinson Foundation, where he has served as a board member for approximately the past ten years. Mr. Gonsalves received a B.S. from Columbia University and received an M.B.A. from Harvard Business School.

Mr. Gonsalves’ qualifications for Board membership include his extensive experience in real estate and finance, having had a distinguished career in real estate investment banking, which, among other things, qualifies him as a financial expert on the Audit Committee.

Pamela N. Hootkin

Principal Occupation and Positions Held

•  Age: 70

•  Year in which First Elected a Director: 2008

•  Committee(s) Served: Chair of the Compensation Committee and a member of the Audit Committee

•  Principal Occupation and Other Information: Ms. Hootkin, a director since June 2008 and a member of the Audit Committee and Chairperson of the Compensation Committee, retired at the end of April 2012 from her position as senior vice president at PVH Corp. (formerly Phillips-Van Heusen Corporation), a position she held since May 2010. She joined PVH Corp. in 1988 as vice president, treasurer and corporate secretary; in 1999 she became vice president, treasurer and director of investor relations, and in June 2007 she became senior vice president, treasurer and director of investor relations. From 1986 to 1988, Ms. Hootkin was vice president and chief financial officer of Yves Saint Laurent Parfums, Inc. From 1975 to 1986, she was employed by Squibb Corporation in various capacities, with her last position being vice president and treasurer of a division of Squibb. Ms. Hootkin is a vice chair of the board of Safe Horizon, New York (a not-for-profit organization) where she also serves on the executive, finance (chair) and investment committees. Ms. Hootkin received a B.A. from the State University of New York at Binghamton and an M.A. from Boston University.

Ms. Hootkin brings to the Board expertise in finance, investor relations and the retail industry. She serves as a financial expert on the Audit Committee, while also bringing gender diversity to the Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

Steven G. Rogers

Principal Occupation and Positions Held

•  Age: 63

•  Year in which First Elected a Director: 2016

•  Committee(s) Served: Chair of the Audit Committee and a member of the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Rogers is currently the managing member of Rogers & Associates, LLC, a provider of specialized solutions and board level advisory work for principals and institutional owners in the real estate industry. Mr. Rogers serves as chairman of the board of RREEF America REIT III, independent director of RREEF America REIT II, chairman of the board of Net Lease Alliance, a founding director of First Commercial Bank and executive-in-residence for Millsaps College Else School of Management. Prior to founding Rogers & Associates, LLC, Mr. Rogers led Parkway Properties, Inc., a NYSE-listed REIT, for 25 years, most recently as its president and chief executive officer, and served on its board of directors. Mr. Rogers also served on the board of governors of NAREIT for six years, including two terms as audit chair. He graduated from the University of Mississippi magna cum laude, served in the U.S. Army as an infantry officer ultimately earning the rank of captain, and received an M.B.A. from Harvard Business School.

Mr. Rogers brings to the Board specialized knowledge of the REIT industry and corporate governance having served as president and CEO of another NYSE-listed REIT for 25 years and having served on the NAREIT board of governors, including as its audit committee chair. Mr. Rogers’ prior executive and audit experience qualifies him as a financial expert on the Audit Committee.

Bruce J. Schanzer President and CEO

Principal Occupation and Positions Held

•  Age: 49

•  Year in which First Elected a Director: 2011

•  Committee(s) Served: None

•  Principal Occupation and Other Information: Mr. Schanzer has been President, Chief Executive Officer and a director of the Company since June 2011. Prior thereto and since 2007, Mr. Schanzer was employed by Goldman Sachs & Co., with his last position being a managing director in the real estate investment banking group. From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in the real estate investment banking group. Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York. Mr. Schanzer received a B.A. from Yeshiva College, where he is now a member of its board of trustees, an M.B.A. from the University of Chicago, and a J.D. from Benjamin N. Cardozo School of Law, where he was a member of the Law Review.

Mr. Schanzer has been involved in real estate as an attorney and investment banker and presently is President and Chief Executive Officer of the Company. Mr. Schanzer has extensive knowledge about the Company, its operations and the retail shopping center industry.

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PROPOSAL 1: ELECTION OF DIRECTORS

Roger M. Widmann Chairman of the Board

Principal Occupation and Positions Held

•  Age: 78

•  Year in which First Elected a Director: 2003

•  Committee(s) Served: Member of the Compensation Committee and the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Widmann, an investment banker, has served as a director since 2003 and has been non-executive Chairman of the Board since June 2011. He was a principal of the investment banking firm of Tanner & Co., Inc. from 1997 to 2004. From 1986 to 1995, Mr. Widmann was a senior managing director of Chemical Securities, Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation). Prior to joining Chemical Securities, Inc., Mr. Widmann was a founder and managing director of First Reserve Corporation, the largest independent energy investing firm in the United States. Previously, he was senior vice president with the investment banking firm of Donaldson, Lufkin & Jenrette, responsible for the firm’s domestic and international investment banking business. He had also been a vice president with New Court Securities (now Rothschild, Inc.). He was a director of Lydall, Inc. (listed on the New York Stock Exchange), a manufacturer of thermal, acoustical and filtration materials, from 1974 to 2004, and its chairman from 1998 to 2004. He is a director of Standard Motor Products, Inc. (listed on the New York Stock Exchange), a manufacturer of automobile replacement parts, is chairman of Keystone National Group, a managing partner of private equity funds, and is chairman and CEO of Cutwater Associates LLC, a corporate advisory firm. He is also a senior moderator of the Aspen Seminar at The Aspen Institute and a member of the Leadership Council of the Committee to Protect Journalists. Mr. Widmann received a B.A. from Brown University and a J.D. from the Columbia University School of Law.

Mr. Widmann, who has spent most of his career in the investment banking world and has served as chairman of another public company, brings investment banking expertise and business acumen to the Company. His knowledge has assisted the Company in its capital raising and other finance-related activities.

The affirmative vote of a majority of the shares entitled to be voted and present at the Annual Meeting either in person or by proxy is required to elect each of the nominees listed above. It is intended that the accompanying form of proxy will be voted for the nominees set forth above. If, in the Board’s judgment, some unexpected occurrence should make necessary the substitution of some other person or persons for one or more of these nominees, shares will be voted for such other persons as the Board may select.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees listed above.

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PROPOSAL 1: ELECTION OF DIRECTORS

Cooperation Agreement with Snow Park

On February 16, 2018, the Company entered into a letter agreement (the “Cooperation Agreement”) with Snow Park Capital Partners, LP and Jeffrey Pierce (collectively, with their affiliates, “Snow Park”). Under the Cooperation Agreement, the Company agreed that it would engage a nationally recognized director search firm to conduct a search to identify as promptly as practicable a new independent director for election or appointment as a director of the Company, and propose an amendment to the Company’s charter enabling stockholders to adopt amendments to our by-laws. Snow Park will have the right to meet with and interview the candidate identified by the search firm and selected by the Nominating/Corporate Governance Committee provided that Snow Park maintains requisite stock ownership levels, but the Board has the exclusive power to choose, nominate and/or appoint the new independent director.

In addition, Snow Park agreed to certain standstill provisions, including but not limited to agreeing not to (i) engage in any solicitation of proxies or consents with respect to the election or removal of directors; (ii) seek, alone or in concert with others, representation on the Board or the removal of any member of the Board, as well as certain voting provisions, including voting all shares beneficially owned by it or its affiliates, which they are entitled to vote on the record date, in favor of the election of directors nominated by the Board, the charter amendment, and otherwise in accordance with the Board’s recommendation; provided, however, that in the event Institutional Shareholder Services (“ISS”) recommends otherwise with respect to certain proposals, Snow Park shall be permitted to vote in accordance with ISS’s recommendation with respect to those proposals, and Snow Park shall be permitted to vote in its sole discretion with respect to an Extraordinary Transaction (as defined in the Cooperation Agreement); or (iii) acquire, directly or indirectly, additional voting securities of the Company such that Snow Park’s beneficial or economic ownership would exceed 3.9% of the Company’s outstanding common stock.

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CORPORATE GOVERNANCE OVERVIEW

CORPORATE GOVERNANCE OVERVIEW

The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. In 2018, based on our study of positive trends and best practices in corporate governance, we adopted an important stockholder-friendly governance measure as described in Proposal 4 below, in proposing an amendment to our charter that would permit stockholders to act to amend our by-laws, as opposed to reserving this right exclusively to the Board. We believe that adopting this governance measure serves the long-term interests of our stockholders and evidences our ongoing commitment to improve our service to stockholders as stewards of their capital.

Other notable features of our corporate governance are summarized as follows:

WHAT WE DO:	WHAT WE DON’T DO:
✓ 86% Independent Directors. Six of the seven directors who served on our Board in 2017 are “independent” as defined by the New York Stock Exchange listing standards.

X No Hedging of Our Securities. Our anti-hedging policy prohibits our directors, executives and employees from engaging in transactions designed to hedge against losses from their ownership of our shares.

✓ Independent Chairman. Our Chairman of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership.	X No Pledging of Our Securities. None of our current executive officers or directors are permitted to pledge our common shares or limited partnership units for margin or other loans.
✓ Entirely Independent Committees. All of the members of our Audit, Compensation, and Nominating/Corporate Governance Committees are independent.	X No Related Party Transactions. We do not currently have any related party transactions and have stringent related party transaction review procedures.
✓ Majority Voting for Directors. Our directors must be elected by a majority of votes cast in contested elections.	X No Poison Pill. The Company does not have a “poison pill” or a stockholder rights plan in place.

✓  Regular Board Refreshment and Young Tenure of Directors. The composition of our Board balances the importance of board refreshment with relevant experience and diversity considerations. The Company has nominated a new independent director each of the past three years to assume the seat of a long-standing director upon his or her retirement. Upon election or appointment of our new director in 2018, the Company will be proud to have an independent board of which 67% of the independent directors have served for less than four years.

X No Excessive or Grossed-Up Perquisites. We do not provide any excessive perquisites to our named executive officers or directors and they are not entitled to U.S. federal income tax gross-ups on the perquisites they do receive.

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CORPORATE GOVERNANCE OVERVIEW

WHAT WE DO:	WHAT WE DON’T DO:

✓ Frequent Stockholder Engagement. In response to stockholder concerns, we: (i) amended our executive employment agreements to provide for “double trigger” cash severance following a change in control; and (ii) are proposing an amendment to our charter that would permit stockholders to act to amend our by-laws. We engage in regular dialogue with our stockholders, hosting over 100 calls or meetings with our stockholders this past year.

X No Classified Board. All of our directors are elected annually for one-year terms.

✓ Share Ownership Guidelines. Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x or 2x base salary, respectively. All non-employee directors must hold shares or limited partnership units with an aggregate value of 4x the equity portion of their annual retainer within four years of their election or appointment to the Board.

X No Undue Restriction on Stockholder Rights. There are no material restrictions on our stockholders’ right to call special meetings, stockholder approval is required to materially modify the Company’s capital structure and the Company does not have a representative claim limitation or any other significant litigation rights limitation.

✓ Risk Oversight by Full Board. Our full Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature, which enables our directors to focus their attention on mitigating the risks that are most significant to us and our business.

✓ Annual Board and Committee Self-Evaluations. Each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees, during which directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Committees also conduct their own evaluations separately.

✓ Regular Executive Sessions of Independent Directors and Board Committees. Our non-executive Chairman and the other non-employee directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s committees, routinely meet in executive session several times during the year as warranted or appropriate.

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CORPORATE GOVERNANCE OVERVIEW

Commitment to Stockholder Engagement

We appreciate and value the engagement of our stockholders and actively solicit stockholder feedback. Throughout the year, management communicated in meetings, property visits, telephone calls and/or written communications with several significant stockholders to better understand their perspectives on corporate governance, overall compensation, strategy, and business operations. During 2017, our executives conducted over 100 telephonic or in-person meetings, including property tours, with our key stockholders representing approximately 60% of our outstanding stock. We also arranged for certain stockholders to meet with our independent directors directly. Feedback received during our outreach process was then shared with the Board and its committees and taken into account when considering proposed changes to corporate governance and compensation practices.

We also have routine telephonic meetings with stockholder proxy advisors, such as ISS, to stay informed as to their views on governance and compensation trends, recommendations for our Company, and to elicit meaningful feedback as to governance and other measures the Company is considering. In general, we received positive feedback on our strategy and on the enhanced disclosures in our Proxy Statement that we implemented last year.

Below is a summary of what we heard and the actions we took in direct response to our stockholder engagement and study of best practices:

Our Stockholders Expressed Concern About	How We Addressed Their Concerns
Executive Compensation Alignment

➢  We amended our senior executive employment agreements in August 2016 to replace the “modified single-trigger” with respect to cash severance payments to named executive officers upon a change in control with a “double-trigger” condition to receiving such payments.

➢  We adopted a one-year minimum vesting requirement applicable to all types of equity awards under the 2017 Stock Incentive Plan (subject to a 5% carve out) and, for time-based restricted stock, a minimum three-year vesting requirement.

Corporate Governance Best Practices	➢ As set forth in Proposal 4, we are proposing an amendment to our charter that would permit stockholders to act to amend our by-laws.
Board Refreshment

➢  Including 2018, we will have added four new directors over the past four years.

➢  Upon election or appointment of our new director in 2018, we will have an independent board of which 67% of the independent directors have served for less than four years.

We believe that these significant governance enhancements demonstrate our commitment to stockholder engagement and responsiveness to stockholder feedback.

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CORPORATE GOVERNANCE OVERVIEW

Corporate Governance Guidelines and Principles

The Board has adopted Corporate Governance Guidelines and Principles that address significant issues of corporate governance and set forth procedures by which the Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines and Principles are director responsibilities, management responsibilities, director access to management, employees and advisors, management succession, annual performance evaluation of the Board and Chief Executive Officer, director compensation and meeting procedures. The Corporate Governance Guidelines and Principles are available on the Company’s website at www.cedarrealtytrust.com.

Code of Business Conduct and Ethics

All of our employees, including our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer and Chief Investment Officer, and our directors are required to comply with our Code of Business Conduct and Ethics. Our Code is available on our website at www.cedarrealtytrust.com. We intend to disclose any amendments we make to, or waivers of, certain provisions of our Code of Business Ethics applicable to our officers and directors on our website, within three (3) business days following such waiver or as otherwise required by the rules of the Securities Exchange Commission (“SEC”) or the NYSE.

Board of Directors

Independent Directors

Pursuant to rules of the New York Stock Exchange (“NYSE”) and applicable law, a majority of our directors must be “independent”. Each year, the Board reviews the independence of the Company’s directors, including a review of any transactions and relationships between each director, or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other. The Board also examines transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review is to determine whether any such relationship or transaction was inconsistent with a determination that the director is independent.

As the result of this year’s review, the Board affirmatively determined that each of Messrs. Eisenstat, Gonsalves, Kirk, Rogers and Widmann and Ms. Hootkin is independent of the Company and its management. The Board determined that none of these independent directors had any material relationships with the Company. Mr. Schanzer, the Company’s President and Chief Executive Officer, is the only director who is not independent by virtue of his employment with the Company. In addition, none of our directors’ family members are employed by the Company in any capacity. Therefore, following the election of our six director-nominees at the Annual Meeting, we believe that 83.3% of our Board members will be independent under the NYSE rules.

Leadership Structure of the Board

The Board has a non-executive Chairman to ensure independent oversight of management. Roger M. Widmann, an independent director of the Company since 2003, has been chosen by the directors to be the non-executive Chairman of the Board and to preside at meetings of the Board. Mr. Widmann and the other non-management directors of our Board are actively involved in corporate governance matters and meet in executive session several times during the year, generally on the same day as regularly scheduled meetings of the Board or its committees (or as otherwise considered necessary or appropriate).

A key responsibility of the Board and Chief Executive Officer is to ensure continuity of leadership of the Company. Each year, the Chief Executive Officer presents a succession plan to the Board for its review and consideration.

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CORPORATE GOVERNANCE OVERVIEW

Board Composition

The following charts illustrate the composition of our Board (1):

(1)	Excluding Paul G. Kirk, Jr., who will retire from the Board as of the 2018 Annual Meeting date.

Corporate Governance Documents

We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:

•	Corporate Governance Guidelines and Principles;

•	Code of Business Conduct and Ethics;

•	Gift Policy;

•	Charter of the Audit Committee;

•	Charter of the Compensation Committee; and

•	Charter of the Nominating/Corporate Governance Committee.

All of these documents can be found by accessing the “Investor Relations” tab on our website at www.cedarrealtytrust.com and clicking on “Corporate Governance.” The documents noted above will also be provided without charge to any stockholder who requests them. We frequently review our corporate governance policies, monitor emerging developments in corporate governance, and enhance our policies and procedures when our Board determines that it would benefit our Company and our stockholders to do so.

Share Ownership Guidelines

Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x and 2x base salary, respectively. All non-employee directors must hold shares or limited partnership units with an aggregate value of 4x the equity portion of his or her annual retainer. We believe these stockholding requirements reaffirm the alignment between our strategic decision-makers and its stockholders.

Anti-Hedging Policy

We do not consider it appropriate for any of the Company’s officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any decrease in market value of the Company’s securities. As a result, we have adopted a policy that prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees also are not permitted to purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Risk Management

Management has primary responsibility for identifying, monitoring, mitigating, and managing our exposure to risk, subject to active oversight by our Board. The Board, directly and through its

Age Gender Tenure Independence Financial Expertise 40s 50s 60s 70s Male Female 1-4yrs 5-9yrs 10-14yrs Independent Not Independent Financial expert Not a financial expert

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CORPORATE GOVERNANCE OVERVIEW

committees, discusses with management any significant enterprise risks and reviews the guidelines, policies and procedures we have in place to address those risks, such as our approval process for significant acquisitions, dispositions and other investments. The Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature. This process enables our Board to focus on the strategic, financial, operational, legal, regulatory and other risks that are most significant to us and our business in terms of likelihood and potential impact and ensures that our enterprise risks are well understood, mitigated to the extent reasonable and consistent with the Board’s view of our risk profile and risk tolerance.

Each of our Audit, Compensation, and Nominating/ Corporate Governance Committees exercises its own oversight related to the risks associated with the particular responsibilities of that committee:

•	Our Audit Committee reviews financial, accounting and internal control risks and the mechanisms through which we assess and manage risk, in accordance with NYSE requirements, and has certain responsibilities with respect to our compliance programs.

•	Our Compensation Committee evaluates whether our compensation policies and practices, as they relate to both executive officers and employees generally, encourage excessive risk-taking.

•	Our Nominating/Corporate Governance Committee focuses on risks related to corporate governance, Board effectiveness and succession planning.

Audit Committee

The Board has established an Audit Committee consisting of Steven G. Rogers (Chair), Abraham Eisenstat, Gregg A. Gonsalves and Pamela N. Hootkin, all of whom are independent within the meaning of the rules of the NYSE and applicable law. Ms. Hootkin and Messrs. Eisenstat, Gonsalves and Rogers are qualified as audit committee financial experts within the meaning of applicable law and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE. The designation of “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than are generally imposed on such persons as members of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Board.

The principal functions of the Audit Committee are as follows:

•	employ the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements;

•	approve or pre-approve all services performed by the Company’s independent registered public accounting firm, including fees and terms;

•	provide oversight on the internal reporting process and the adequacy of the Company’s internal controls;

•	review the scope of the audit of the independent registered public accounting firm and the firm performing the Company’s internal audit procedures;

•	review services provided by the Company’s independent public registered accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm; and

•	monitor the process for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters, among others, that could materially impact the Company’s financial statements.

The charter of the Audit Committee is available on the Company’s website at www.cedarrealtytrust.com

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CORPORATE GOVERNANCE OVERVIEW

Compensation Committee

The Board has established a Compensation Committee consisting of Pamela N. Hootkin (Chair), Gregg A. Gonsalves and Roger M. Widmann, all of whom are independent within the meaning of the rules of the NYSE and applicable law. Paul G. Kirk, Jr., a member of the Compensation Committee until his retirement effective May 2, 2018, is likewise independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Compensation Committee are as follows:

•	review and approve the compensation and benefits of executive officers, as well as administer and make recommendations to the Board regarding director compensation;

•	develop and recommend to the Board cash incentive and equity-based compensation programs and plans;

•	review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report; and

•	review the relationship between the Company’s compensation practices and effective risk management.

The charter of the Compensation Committee is available on the Company’s website at www.cedarrealtytrust.com.

Under its charter, the Compensation Committee has the authority to engage independent compensation consultants or other advisors to assist it in formulating the Company’s total compensation plan. In designing the 2017 executive compensation plan setting executive compensation for 2017, our Compensation Committee retained Mercer (US) Inc. (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), as its compensation consultant. The consultant provided to the Compensation Committee relevant survey and market compensation data and compared the Company’s compensation to the survey data. The Compensation Committee has relied on the guidance of the consultant in formulating and refining the Company’s executive compensation practices. In selecting Mercer, the Compensation Committee evaluated Mercer’s independence and considered the following factors:

•	Mercer does not provide any other services to the Company;

•	the amount of fees to be received by Mercer from the Company as a percentage of total revenues of MMC;

•	the policies and procedures of Mercer, the Company and the Compensation Committee that are designed to prevent conflicts of interest;

•	the lack of any business or personal relationships of Mercer with any member of the Compensation Committee;

•	stock of the Company owned by Mercer or any of the key Mercer employees servicing the Company; and

•	the lack of any business or personal relationships between Mercer and any executive officer of the Company.

After considering the foregoing, the Compensation Committee determined that Mercer was independent of the Company and management of the Company and that the engagement of Mercer did not raise any conflicts of interest.

Nominating/Corporate Governance Committee

The Board has established a Nominating/Corporate Governance Committee consisting of Paul G. Kirk, Jr. (Chair until his retirement as a director of the Company effective as of the 2018 Annual Meeting to be held on May 2, 2018), Abraham Eisenstat (Chair-Elect, to assume the role as of May 2, 2018 if re-elected by stockholders), Steven G. Rogers, and Roger M. Widmann, all of whom are independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Nominating/Corporate Governance Committee are as follows:

•	develop and recommend to the Board a set of corporate governance principles;

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CORPORATE GOVERNANCE OVERVIEW

•	adopt a code of ethics;

•	adopt policies with respect to conflicts of interest;

•	monitor compliance with corporate governance requirements of state and federal law and the rules and regulations of the NYSE;

•	establish criteria for prospective members of the Board;

•	conduct candidate searches and interviews;

•	oversee and annually evaluate the Board, its standing committees and management;

•	annually evaluate the appropriate organization, size and composition of the Board; and

•	formally propose the slate of directors to be elected at each Annual Meeting of Stockholders.

The charter of the Nominating/Corporate Governance Committee is available on the Company’s website at www.cedarrealtytrust.com.

Board and Committee Performance Self-Evaluation

To optimize the performance of the Board and its committees each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees that elicits candid feedback on the performance and effectiveness of the Board and its committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Each committee conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in the committee charter, the composition of the committee and the conduct of committee meetings. We believe that a thorough Board and committee evaluation process that is focused on the assessment and alignment of director skills with company strategy is more effective than solely relying on strict tenure limits. Throughout the year, the Board and each of its committees routinely use a portion of their regularly scheduled executive sessions to reflect upon and discuss how their oversight performance on behalf of stockholders might be improved.

Nomination of Directors

The Nominating/Corporate Governance Committee is responsible for the selection and nomination of directors and considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Stockholders who wish to recommend a nominee should send nominations directly to the Nominating/Corporate Governance Committee, at the principal executive offices of the Company, that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee’s name, business experience and consent to be nominated for membership on our Board and to serve if elected by the stockholders. We did not receive any recommended nominees for director from any of our stockholders, other than from our directors, in connection with the 2018 Annual Meeting.

In February 2018, the Nominating/Corporate Governance Committee engaged Ferguson Partners, L.P. (“Ferguson”) to assist in identifying and evaluating potential candidates to fill the Board vacancy left by the impending retirement of Senator Kirk, effective as of the 2018 Annual Meeting. In July 2017, the Company engaged FPL Associates, L.P. (“FPL”), an affiliate of Ferguson, to provide advisory services relating to the design of executive employment agreements and the Company’s long-term equity incentive compensation program. FPL did not provide any non-compensation related services to management or the Company in 2017. FPL received $12,000 in fees during 2017, and $4,000 in fees during 2018 for services related to executive and long-term incentive compensation. In February 2018, the Nominating/Corporate Governance Committee retained Ferguson to perform director search services and received $46,500 in fees and expenses as of March 9, 2018 relating to that engagement. The services provided by Ferguson and FPL have been reviewed in their entirety by the Company and were determined not to raise any conflicts of interest.

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CORPORATE GOVERNANCE OVERVIEW

Once the Nominating/Corporate Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating/Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating/Corporate Governance Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, provide for succession or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating/Corporate Governance Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee’s background and experience and report its findings to the Board. The Nominating/Corporate Governance Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards and other professional experience to enhance the Board’s effectiveness;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the business of the Company; and

•	the extent to which the prospective nominee provides the Board with diversity in experience and background.

The Nominating/Corporate Governance Committee may also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating/Corporate Governance Committee determines whether the person should be considered for a Board position, and one or more members of the Nominating/Corporate Governance Committee, and others as appropriate, interview prospective nominees in person or by telephone. The candidate is then required to complete a series of compliance and vetting questionnaires, to submit to a background check, to establish qualification for service and fitness to serve, as well as to identify potential conflicts of interest. Upon satisfactory completion in the interview, vetting process and evaluation, the Nominating/Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating/Corporate Governance Committee.

There are no differences in the manner in which the Nominating/Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating/Corporate Governance Committee.

New Director Orientation

The Board has a program for orienting new directors that is overseen by the Nominating/Corporate Governance Committee. New directors receive materials with an overview of their duties and responsibilities, significant corporate governance documents of the Company, incorporation documents, regulatory filings, investor presentations, and committee calendars. They are also required to complete a series of vetting and compliance questionnaires, and financial disclosures. Directors also attend tours of our properties, as opportunities for such visits arise.

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CORPORATE GOVERNANCE OVERVIEW

Board Meetings

In the year ended December 31, 2017, there were twelve meetings of the Board, four meetings of the Audit Committee, nine meetings of the Compensation Committee and four meetings of the Nominating/Corporate Governance Committee. Each incumbent director of the Company standing for reelection attended in excess of 75% of the total number of meetings held of the Board and committees on which he or she served during his or her tenure of service in 2017. Likewise, Senator Kirk, who is not standing for reelection on account of his retirement, attended in excess of 75% of the total number of such meetings during his tenure of service in 2017. Board members are encouraged to attend our Annual Meeting of Stockholders. All of our current directors were present at the Company’s Annual Meeting of Stockholders in May 2017.

Communications with the Board

The Nominating/Corporate Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to non-management members of the Board. Stockholders and other parties interested in communicating with any of the directors of the Company (or the Board as a group), may do so by writing to the Secretary of the Company, at 44 South Bayles Avenue, Port Washington, NY 11050. The Secretary will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the Secretary’s opinion, deals with the functions of the Board or committees thereof or that she otherwise determines requires the Board’s attention. The Board or any member thereof, may at any time request that copies of all such correspondence be forwarded to the Board.

Correspondence relating to accounting, internal controls or auditing matters that could materially impact the Company’s financial statements is handled by the Audit Committee in accordance with its procedures.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The Company’s named executive officers are as follows:

Bruce J. Schanzer Age 49 Position: President and Chief Executive Officer Served as Named Executive Officer Since 2011

Biographical Information

Mr. Schanzer has been President, Chief Executive Officer and a director of the Company since June 2011. Prior thereto and since 2007, Mr. Schanzer was employed by Goldman Sachs & Co., with his last position being a managing director in the real estate investment banking group. From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in the real estate investment banking group. Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York. Mr. Schanzer received a B.A. from Yeshiva College, where he is now a member of its board of trustees, an M.B.A. from the University of Chicago, and a J.D. from Benjamin N. Cardozo School of Law, where he was a member of the Law Review.

Philip R. Mays Age 50 Position: Executive Vice President, Chief Financial Officer and Treasurer Served as Named Executive Officer Since 2011

Biographical Information

Mr. Mays joined the Company in June 2011 after six years with Federal Realty Investment Trust, where he initially served as the Controller beginning in May 2005 and was subsequently promoted to Chief Accounting Officer in September 2006 and Vice President, Chief Accounting Officer in February 2007. Prior to joining Federal Realty, Mr. Mays was Vice President of Finance and Corporate Controller for CRIIMI MAE, Inc. for a period of one year. Earlier in his career, Mr. Mays held various accounting and finance positions, including seven years as an accountant at Ernst & Young LLP, achieving senior manager status at its office in Dallas/Fort Worth, Texas. At Ernst & Young LLP, he supervised audits and assisted clients in real estate, construction and hospitality, including public REITs. Mr. Mays has been a C.P.A. since 1993 and has a B.S. degree with a double major in accounting and finance from Jacksonville University in Jacksonville, Florida.

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EXECUTIVE OFFICERS

Robin M. Zeigler Age 45 Position: Executive Vice President and Chief Operating Officer Served as Named Executive Officer Since 2016

Biographical Information

Ms. Zeigler joined the Company in March 2016 after serving as Executive Vice President and Head of Operations at Penzance, a Washington, D.C.-based commercial real estate investment company since January 2015. From 2005 to 2015, Ms. Zeigler worked at Federal Realty Investment Trust, most recently serving as Chief Operating Officer for the Mid-Atlantic Region. In that capacity, she was responsible for the operations of a portfolio of over 40 shopping centers and five mixed-use projects representing approximately 7.3 million square feet. Additionally, Ms. Zeigler provided oversight and strategic direction on mixed-use development and redevelopment projects. Ms. Zeigler holds a B.S. in Accounting from Florida A&M University and an M.B.A. from Georgia State University.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This section of our Proxy Statement discusses the principles underlying our executive compensation policies and decisions. This discussion relates to the Company’s named executive officers as included in the Summary Compensation Table below. For 2017, the Company’s named executive officers were:

•	Mr. Bruce J. Schanzer, President and Chief Executive Officer;

•	Mr. Philip R. Mays, Executive Vice President, Chief Financial Officer and Treasurer; and

•	Ms. Robin M. Zeigler, Executive Vice President and Chief Operating Officer.

For 2017, we determined there were no other employees of the Company that qualified as named executive officers under the applicable rules and regulations of the SEC.

In June 2011, the Company hired Mr. Bruce J. Schanzer as CEO and Mr. Philip R. Mays as CFO as part of a long-term strategic plan for improving Company performance. At the time they were hired, the Company and the Compensation Committee affirmed that a core objective of the executive compensation program was to align management’s compensation with long-term stockholder value creation. This was especially critical as the expectation was that it would take a number of years to fully realize positive results derived from the implementation of the new strategic plan.

In executing the new long-term strategic plan, we have achieved several important improvements to our portfolio, balance sheet and earnings, as illustrated below:*

PORTFOLIO

(1)	Based on prorata ownership

Trimmed portfolio and improved asset quality Portfolio Size (1) 12mm SF 2Q11 (Prior Management) 9mm SF 4Q17 (Current Management) 5mm SF 4Q17 (Top 2 Quartiles) Average Base Rent PSF (1) $11.26 2Q11 (Prior Management) $13.51 4Q17 (Current Management) $16.24 4Q17 (Top 2 Quartiles) Population Density (1) 67,697 2Q11 (Prior Management) 100,475 4Q17 (Current Management) 141,525 4Q17 (Top 2 Quartiles)

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EXECUTIVE COMPENSATION

BALANCE SHEET

(1)	Based on prorata ownership and annualized quarterly figures (as appropriate)
(2)	Reflects the January 2018 redemption of Series B Preferred Stock for $50.0 million

EARNINGS

*	For a reconciliation of the non-GAAP financial measures presented in the preceding charts and graphs, please refer to the reconciliations to GAAP measures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 12, 2018 (the “2017 Annual Report”) and the Supplemental Financial Information filed with the SEC on February 8, 2018. For a reconciliation of funds from operations (“FFO”) and Operating FFO to net (loss) income attributable to common shareholders, see Item 7—“Management Discussion and Analysis of Financial Condition and Results of Operations in the 2017 Annual Report.

Lowered leverage, unencumbered portfolio and improved interest coverage Net Debt/ EBITDA (1) >9.0x 2Q11 (Prior Management) 7.5x 4Q17 (Current Management) (2) Secured Debt/ Undepreciated Real Estate (1) 52.1% 2Q11 (Prior Management) 8.3% 4Q17 (Current Management) Interest Coverage (1) 2.1x 2Q11 (Prior Management) 4.0x 4Q17 (Current Management) Operating FFO per Share $0.49 $0.50 $0.50 $0.54 $0.54 $0.57 $0.55 2011 2012 2013 2014 2015 2016 2017

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EXECUTIVE COMPENSATION

Beginning with the hiring of Messrs. Schanzer and Mays, the Company and the Compensation Committee, under the guidance of the Company’s independent compensation consultant, refined our compensation structure. The refined structure was designed to retain, compensate and incentivize Company executives, commensurate with their experience, responsibilities and accomplishments, and align executive pay with the Company’s long-term strategic objectives and achievement of enhanced stockholder value. To that end, the executive compensation program includes three primary elements:

i.	base salary;

ii.	annual cash incentive bonus; and

iii.	long-term equity incentive compensation.

For 2017, our CEO’s and COO’s base salaries remained unchanged from 2016, and our CFO’s base salary increased to $400,000 to better align with the market, after three years of unchanged base salary at $381,225.

A significant portion of the annual cash-incentive bonus is based on the performance of the Company, and the remaining portion is based on individual performance. Long-term equity incentive compensation vests based on continued service to the Company and, for the CEO, the Company’s total stockholder return (“TSR”). A significant portion of executive compensation is at risk and variable depending on both our short-term financial performance and long-term creation of stockholder value, with the largest portion of at-risk compensation designed to incentivize our executives to focus on long-term stockholder value creation.

As explained more fully below in the section entitled, “Annual Cash Incentive Bonus,” in setting performance criteria for 2017 bonuses for our named executive officers, our Compensation Committee determined that 70% of the bonus would be based on the Company’s achievement of its targeted Operating FFO, and 30% would be based on a qualitative individual performance evaluation for each of those executives. For 2017, the Compensation Committee determined to award our CEO, CFO and COO annual bonuses of $640,000, $304,000 and $304,000, respectively, which corresponded to 80% of their respective target amounts. The Company’s performance-based component was based on a 2017 Operating FFO that fell below the target, but above the threshold amount. The individual performance-based component was weighted according to individual performance assessments based on attainment of goals applicable to each named executive officer’s function, as detailed more fully on page 34 in the section entitled “Annual Cash Incentive Bonus.”

We believe that awarding senior executives a significant amount of their compensation in the form of restricted stock aligns management’s incentives with long-term stockholder value creation and encourages retention. To effectively ensure the alignment of executive compensation with long-term performance, we have at times awarded multi-year restricted stock grants to top executives with a five-year vesting period, which is longer than our typical three-year vesting period, in lieu of annual grants over a subsequent multi-year period. Stock grants that contain long-term vesting provisions give senior executives an incentive to remain with the Company. Also, long vesting periods, coupled with performance conditions for our CEO, create a significant positive incentive to make decisions that engender strong results over a sustained period of time. We believe this structure appropriately focuses our executive officers on the creation of long-term value and encourages prudent evaluation of risks. Of the grants made to the Company’s named executive officers as of December 31, 2017, the following remain unvested:

•	In 2011, to entice him to join the Company as CEO and to give him immediate and significant alignment with stockholders, the Company awarded Mr. Schanzer a grant of 2,500,000 shares of restricted stock that will vest in full on the seventh anniversary of the grant date provided the vesting conditions for the award are met. This one-time grant was in lieu of any other grants to be made during the seven-year period ending June 2018. Fifty percent of this unvested, long-term equity grant vests based on achievement of an objective TSR target.

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EXECUTIVE COMPENSATION

•	To maintain alignment of interest with stockholders and a continued retention incentive, in 2016, the Compensation Committee awarded Mr. Mays a grant of 276,564 shares of restricted stock that will vest in full on the fifth anniversary of the grant date, provided he continues to be employed by the Company through such date. The 2016 grant is in lieu of any other grants to be made for the following three-year period.

•	In 2016, to attract and motivate Ms. Zeigler to join the Company as our COO and to immediately align her interests with those of the stockholders, the Company awarded her 13,831 shares of restricted stock that will vest in full on the third anniversary of the grant date, provided she continues to be employed by the Company through such date. In 2017, the Compensation Committee awarded Ms. Zeigler an additional grant of 93,178 shares of restricted stock that will vest in full on the third anniversary of the grant date, provided she continues to be employed by the Company through such date.

In addition, our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests.

Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices, including:

WHAT WE DO:	WHAT WE DON’T DO:

✓ Pay for Performance. We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of awards tied to our short- and long-term strategy and measurable performance.

X  No Adoption of or Amendment to Equity Incentive Plans Without Stockholder Approval. We may not adopt new equity incentive plans or make material amendments to existing ones without the prior approval of our stockholders.

✓ Caps on Individual Incentive Awards. We include caps on individual payouts in our annual and long-term incentive plan.

X  No Excessive or Grossed-Up Perquisites. We do not provide any excessive perquisites to our named executive officers or directors and they are not entitled to U.S. federal income tax gross-ups on the perquisites they do receive.

✓ Share Ownership Guidelines. We implement and require compliance with significant share ownership guidelines for our directors and named executive officers.	X No Repricing of Stock Options. We do not permit repricing or buyouts of stock options granted by the Company without prior stockholder approval.

✓ Annual Compensation Committee Assessments. Each year, the Compensation Committee assesses its: (i) structure, (ii) performance, (iii) role and responsibilities articulated in the committee charter, (iv) composition, and (v) meeting conduct.

X  No Liberal Share Recycling. Pursuant to the terms of the 2017 Stock Incentive Plan, shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under the 2017 Plan. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

✓ Stockholder Engagement on Compensation Matters. We engage in regular dialogue with our stockholders, initiating executive-level calls with our major stockholders and conducting in-person meetings, including property tours. This past year, we hosted over 100 calls or meetings with our stockholders, and granted certain stockholders direct access to our independent directors.

X No Supplemental Retirement Benefits for Executives. We do not have any supplemental executive retirement plans.

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EXECUTIVE COMPENSATION

WHAT WE DO:	WHAT WE DON’T DO:
✓ Independent Compensation Consultant. We retain an independent compensation consultant to advise the Compensation Committee.

X  No Undue Restriction on Stockholder Rights. There are no material restrictions on our stockholders’ right to call special meetings, stockholder approval is required to materially modify the Company’s capital structure and the Company does not have a representative claim limitation or any other significant litigation rights limitation.

✓ Double-Trigger Condition Upon Change in Control for Payment of Cash Severance to Named Executive Officers. The employment agreements of our senior executive officers provide for satisfaction of “double trigger” conditions for payment of any cash severance amounts following a change in control.

X  No Compensation or Incentives that Encourage Unnecessary or Excessive Risk. While our compensation program rewards our senior management for achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of a TSR goal, our Compensation Committee reviews external market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓ Entirely Independent Compensation Committee. We have a Compensation Committee comprised entirely of independent directors.	X No Recent Grants of Stock Options. The Company typically provides restricted stock awards with performance- or time-based vesting requirements and has not granted any stock options since 2001.

These practices and others are described in more detail below under “Corporate Governance Principles.”

Compensation Philosophy

Our executive compensation program is designed to attract and retain talented senior executives, ensure that their compensation remains competitive relative to the compensation paid to similarly-situated senior executives at comparable publicly-traded REITs, and reward them for superior performance. The program is further designed to reward both short- and long-term performance and to align our senior executives’ and stockholders’ interests. To that end, we believe the compensation packages we provide to our named executive officers should include both cash and share-based incentive compensation that reward performance as measured, in large part, against corporate and individual goals that will enhance stockholder value over the long term.

We believe the overall compensation of our senior executives should primarily reflect their accomplishments as a management team in achieving established key objectives. We also believe the achievement of these key objectives will ultimately enhance stockholder value as reflected in an increased share price. We believe the compensation of our senior executives should not be based on short-term performance of our shares, whether favorable or unfavorable, but rather that the long-term price of our shares is a better reflection of the management of our Company by our senior executives. In this regard, the restricted stock historically granted to our senior executives has vesting periods ranging from three to seven years. Our senior executives are also subject to the downside risk of a decrease in the value of their compensation in the event the price of our shares declines.

Consistent with this philosophy, our executive pay program uses a combination of base salary, annual cash incentive bonuses and long-term equity incentive awards, with a significant portion of compensation being at risk and dependent on the performance of the Company and the executive, to align executive interests with those of stockholders.

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EXECUTIVE COMPENSATION

The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence to our compensation philosophy as applied to our named executive officers. For more information related to the processes and procedures of the Compensation Committee in determining the compensation of our named executive officers, see “Corporate Governance Principles–Compensation Committee” above.

Annual Advisory Vote on Named Executive Officer Compensation

The Board holds an annual advisory vote on executive compensation. At the Company’s 2017 Annual Meeting, stockholders voted overwhelmingly to approve the compensation paid to the Company’s named executive officers for 2016 with votes in favor of nearly 98%. In designing the executive compensation program and making executive compensation decisions for 2017, the Compensation Committee considered the favorable results of the 2017 advisory vote, together with the advice of Mercer, as more fully described below.

The Compensation Committee regularly reviews all elements of compensation to ensure that we remain competitive in the market and to ensure that overall compensation, including the mix of stock and cash, is aligned with our business objectives, our performance and the interests of our stockholders. The Compensation Committee values constructive feedback from our stockholders about executive compensation as demonstrated by its support for amending our named executive officer employment agreements to eliminate the modified single trigger for cash severance payments upon a change in control, in direct response to constructive stockholder feedback. Additionally, the 2017 Stock Incentive Plan, which was approved by our stockholders at the 2017 Annual Meeting, contains certain features designed to incorporate best practices and further align the interests of employees, including our executive officers, with our stockholders. These features include a minimum vesting period of one-year applicable to all types of equity awards under the 2017 Stock Incentive Plan (subject to a 5% carve out), minimum three-year vesting periods for time-based restricted stock awards and caps on awards made under the 2017 Stock Incentive Plan, including for directors.

Engagement with Stockholders

We are committed to meaningful stockholder engagement because it allows us to understand and consider the viewpoints of our stockholders. Throughout the year, management conducted over 100 meetings, property visits, telephone calls and/or written communications with stockholders representing approximately 60% of our outstanding stock to better understand their perspectives on overall compensation, strategy, and business operations. The Chair of our Compensation Committee routinely makes herself available to answer questions from stockholders, and has participated in such calls when so requested. During the course of these communications, we receive constructive comments from stockholders and often engage in dialogue with them about the Company’s compensation program. We pride ourselves on our relationship with our stockholders, and on our practice of offering interested stockholders direct access to management as well as our Compensation Committee Chair to express their feedback and concerns. We will continue to engage in dialogue with our stockholders about our compensation policies and decisions, and the Compensation Committee will continue to actively consider the views of our stockholders, including the results of our annual advisory vote, when making future executive compensation decisions.

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EXECUTIVE COMPENSATION

In response to constructive feedback received from our stockholders, we adopted changes to our compensation structure as follows:

Our Stockholders Expressed Concern About	How We Addressed Their Concerns

Modified single-trigger vesting of severance payable upon a change in control

We adopted double-trigger vesting for future value cash severance awards, meaning that:

(1)  a change-in-control must occur; and

(2)  the plan participant must be terminated other than for cause or must resign for good reason (as defined in the respective employment agreements)

Minimum vesting for all types of equity awards	Minimum one-year vesting applicable to all types of equity awards under the 2017 Stock Incentive Plan (subject to a 5% carve out) and, for time-based restricted stock, minimum three-year vesting

Compensation Objectives

The Compensation Committee uses three primary pay elements in its executive compensation program: base salary, annual cash incentive bonuses and long-term equity compensation. Two of these pay elements depend upon the performance of the executive and Company, including:

•	an annual cash incentive bonus that is based on attainment of Company performance targets along with individual performance goals; and

•	long-term equity compensation that is contingent on continued service by the executive and, for the CEO, attainment of stockholder return goals over the vesting period.

A significant portion of compensation is at risk and variable depending on both short- and long-term financial performance, with the largest portion designed to incentivize executives to focus on long-term stockholder value creation. In addition, because a significant portion of each executive’s total compensation is equity-based, and to ensure our executives maintain a significant ownership position in the Company, we have adopted share ownership requirements that apply to our named executive officers which have been favorably viewed by our stockholders. Each of our named executive officers satisfies these ownership requirements.

Salary is intended to attract and retain talented executives and to provide compensation that is commensurate with the executive’s scope of responsibility and effectiveness. Cash incentive bonuses are designed to align the executive’s compensation with our short-term business goals. Long-term equity compensation focuses on achieving our long-term TSR goals and executive retention. We use long-term equity to retain our executives by rewarding them with equity only if they remain with us for a substantial period of time. The allocation between either cash and non-cash compensation or short- and long-term compensation is established on an annual basis.

Market Comparison

For 2017, Mercer used a National Association of Real Estate Investment Trusts (“NAREIT”) survey to assess compensation levels. This approach is consistent with the one taken since 2015, when due to changes in both the size and comparability of the Company’s historical peers, the Compensation Committee determined to rely primarily on NAREIT survey data rather than peer group information in assessing executive pay.

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EXECUTIVE COMPENSATION

The NAREIT survey includes, in total, 143 REITs and uses a broad market reference of REITs with total market capitalization under $1.5 billion, and from $1.5 billion to $3 billion, as well as retail REITs of all sizes, many of which compete with the Company for executive talent. Mercer furnished the Compensation Committee with a report that compared the Company’s executive officer compensation to the relevant survey data. This report was considered by the Compensation Committee in setting total compensation for 2017.

Although comparisons of compensation paid to our senior management relative to compensation paid to similarly situated executives in the survey assists the Compensation Committee in determining compensation, the Compensation Committee principally evaluates compensation based on the corporate objectives and considerations discussed above.

Implementation

The Compensation Committee determines the appropriate level and mix of compensation. The Compensation Committee also considers the individual components of compensation, as well as the total compensation received by each named executive officer, relative to each officer’s performance, the market and the Company’s other named executive officers in making its determination. The amount each executive actually earns varies based on the Company’s performance and the executive’s performance, contribution and overall value to the Company. The Compensation Committee also conducts an annual review of our CEO’s performance and considers these results when determining the CEO’s compensation. Our CEO plays a significant role in setting the compensation for our other members of senior management, including named executive officers, by providing the Compensation Committee with an evaluation of their performance, together with recommendations for the amount of the annual cash incentive bonus and the size of long-term equity awards. The Compensation Committee also obtains input from Mercer and has discretion to accept, reject or modify the CEO’s recommendations.

The SEC has not yet issued final regulations regarding clawback policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We intend to adopt a clawback policy in conformity with the SEC’s final regulations once they have been promulgated. We have chosen to wait to adopt a formal policy until the SEC issues its regulations to ensure that our policy will be fully compliant with the regulations as finally adopted.

Base Salary

Base salaries for our named executive officers depend on the scope of their responsibilities and performance. Base salary is designed to compensate the executives fairly for services rendered during the year. These salaries are compared to NAREIT executive compensation survey data. The Compensation Committee receives from Mr. Schanzer his recommended salary level for each executive officer (other than Mr. Schanzer). For 2017, Mr. Schanzer’s and Ms. Zeigler’s base salaries remained unchanged from 2016, and Mr. Mays’ base salary was increased to $400,000 to better align with the market, after three years of unchanged base salary at $381,225.

The Compensation Committee is required to review base salaries annually and may increase, but not decrease, the salaries of Messrs. Schanzer and Mays and Ms. Zeigler pursuant to the terms of their respective employment agreements. In making decisions regarding executive officers’ base salaries, the Compensation Committee takes into account relevant factors, including individual performance and market compensation data.

Annual Cash Incentive Bonus

The Compensation Committee seeks to align the interests of the named executive officers with the interests of stockholders by linking executive pay to individual performance and specified financial objectives.

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EXECUTIVE COMPENSATION

In setting objectives at the beginning of the year, the Compensation Committee determined that 70% of the bonus of named executive officers would be based on the Company’s attainment of its targeted operating funds from operations (“Operating FFO”), and 30% would be based on a qualitative individual performance evaluation of each of the executives. Operating FFO is a key annual earnings measurement for the Company, as is the case for other REITs. The Company considers Operating FFO to be a meaningful measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. The Operating FFO bonus ranges for 2017 were established as follows:

	Threshold	Target	Maximum	Actual

Operating FFO	$0.52 per share	$0.57 per share	$0.62 per share	$0.55 per share

Percentage of Bonus	50%	100%	150%	80%

As indicated above, if Operating FFO for 2017 had been less than $0.52 per share, the CEO, CFO and COO would not have had the right to receive any bonus with respect to Company performance for that year. If earned, the Company performance bonus percentage is computed on a linear basis between the Threshold Operating FFO per share amount to the Target Operating FFO and, likewise from the Target Operating FFO to the Maximum Operating FFO per share that is attainable after taking into account the bonus expense for all of the Company’s employees at that Operating FFO level. Operating FFO for 2017 was $0.55 per share, resulting in a payout of 80% of target bonuses for the CEO, CFO and COO for the Operating FFO portion of their annual cash incentive bonuses. For a reconciliation of FFO and Operating FFO to net (loss) income attributable to common shareholders, see Item 7—“Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2017 Annual Report.

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EXECUTIVE COMPENSATION

In early 2017, Mr. Schanzer recommended to the Compensation Committee annual cash incentive bonus targets for the CFO and COO based on performance over the prior year. The Compensation Committee reviewed the executive officers’ responsibilities and contributions and made its own assessment as to bonuses for the named executive officers, placing significant weight on the recommendations of Mr. Schanzer for Mr. Mays’ and Ms. Zeigler’s bonuses. The Compensation Committee made the following determinations with respect to individual performance for 2017:

The annual cash incentive bonuses actually awarded to the CEO, CFO and COO are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

Executive	Individual performance for 2017
Mr. Schanzer

•      Continued to successfully implement our long-term strategic plan, resulting in stronger corporate performance, a significant improvement in portfolio quality and a less levered and more flexible capital structure.

•      Conducted a successful capital raise through two successive offerings of a new class of 6.5% Series C Preferred Stock, at $25 par value, and used the proceeds to redeem a similar number of outstanding shares of 7.25% Series B Preferred Stock, thereby reducing the Company’s weighted cost of capital, improving fixed-charge coverage ratio and increasing free cash flow.

•      Maintained strong stockholder outreach throughout the year with over 100 telephonic or in-person meetings, including property tours, with stockholders representing approximately 60% of the Company’s outstanding stock, establishing a solid basis for stockholder engagement and a receptive platform for constructive exchange.

Mr. Mays

•      Overall responsibility for the Company’s financial activity and an invaluable overall contributor to the Company’s strategy and business initiatives.

•      Extended the Company’s $300 million unsecured corporate credit facility and various unsecured term loans, ensuring that the Company has no debt maturities until 2021.

•      Conducted a successful capital raise through two successive offerings of a new class of 6.5% Series C Preferred Stock and used the proceeds to redeem a similar number of outstanding shares of 7.25% Series B Preferred Stock, thereby reducing the Company’s weighted cost of capital, improving fixed-charge coverage ratio and increasing free cash flow.

Ms. Zeigler

•      Overall responsibility for administration of all major operations since her appointment on March 31, 2016.

•      Continued to advance the progress of redevelopments, implemented a disciplined system of budgetary control and oversight over operations, and instituted Company-wide organizational efficiencies to enhance value creation.

•      Successfully drove occupancy, merchandising and releasing of vacant anchors throughout the Company’s portfolio.

The annual cash incentive bonuses awarded to the CEO, CFO and COO are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. The Compensation Committee did not elect to exercise its discretion to award bonuses at a level higher than that merited by performance results.

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EXECUTIVE COMPENSATION

Long-Term Compensation

We believe that outstanding long-term performance is achieved when executives have an ownership position that encourages them to focus on the Company’s long-term success. Long-term equity awards are made to senior management to align their long-term interests with those of stockholders, deliver market competitive pay, provide a strong retentive hook, and aid in recruitment. At the same time, by incentivizing our senior management as stakeholders in our performance, the Company benefits on an operational level from improved productivity and efficiency gains, and the associated value creation. Recipients of awards under this program realize value typically over a three-year time-based vesting period. We believe that the combination of this extended vesting period with the requirements described above for our named executive officers to continually hold a significant equity position in the Company creates a strong long-term alignment of interests between those individuals and our stockholders.

Stock awards are based on either performance, continued service or both, subject to acceleration of vesting in certain circumstances, at the discretion of the Compensation Committee, and as further provided in the employment agreements and/or award agreements with the named executive officers.

Our practice is for the Compensation Committee to approve grants of long-term equity compensation as dollar-denominated awards and then to grant a number of shares that have a fair market value equal to the aggregate dollar value of the award based on the closing price of a share of common stock on the day the grant is made.

TSR was selected as the basis for the CEO’s performance-based long-term equity award as it ties this portion of the compensation to stockholder value, with the total value of this award corresponding to stock price appreciation and dividends. The Compensation Committee believed that absolute TSR was the appropriate measure for Company performance as: (a) it more directly aligns the interests of our CEO with our stockholders, and (b) there are few other REITs with the Company’s business strategy, making construction of a suitable performance peer group problematic.

Mr. Schanzer. When Mr. Schanzer was hired in 2011, the Compensation Committee awarded him 2,500,000 shares of restricted stock, half of which will vest on the seventh anniversary of the grant date (June 15, 2018) if he remains employed by the Company through such date, and the other half of which will vest on the seventh anniversary of the grant date (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date and the Company’s TSR averages 6.5% or more per year over the seven-year vesting period. No additional shares will be awarded if average TSR exceeds 6.5% over such measurement period and, if the average TSR falls below the 6.5% threshold for the duration of such measurement period, then 50% of the CEO’s long-term equity award will not vest.

Mr. Mays. In the opinion of Mr. Schanzer and the Compensation Committee, since June 2011 when Mr. Mays was retained by the Company as its Chief Financial Officer, he has been performing at an extremely high level and his contributions have been instrumental in helping the Company to achieve results and significant long-term value creation. Most recently, Mr. Mays played a key role in strengthening the Company’s balance sheet by extending the Company’s $300,000,000 unsecured corporate loan facility and various other unsecured loans, conducting two successive offerings of a new class of 6.5% Series C Preferred Stock at $25 par value and corresponding redemptions of higher coupon 7.25% Series B Preferred Stock, negotiating favorable mortgage payoffs, strengthening relationships with stockholders and analysts, and improving the quality of our internal and external financial reporting. Accordingly, in 2016, to perpetuate the alignment of Mr. Mays’ interests with those of our stockholders and to provide additional retention incentives, the Compensation Committee awarded him 276,564 shares of restricted stock that will vest in full on the fifth anniversary of the grant date (February 17, 2021) if he remains employed by the Company through such date. This grant, as with Mr. Mays’ previous multi-year grant, is in lieu of any other grant to be made for the subsequent three-year period.

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Ms. Zeigler. In the opinion of Mr. Schanzer and the Compensation Committee, since March 2016 when Ms. Zeigler joined the Company as its Chief Operating Officer, she has been performing at an extremely high level and has already become invaluable to the Company. Under her leadership, important and measurable progress has been achieved in our leasing and redevelopment efforts. To attract and motivate Ms. Zeigler to join the Company, to incentivize her to remain with us for the long term and to immediately align her interests with those of our stockholders, in March 2016 the Compensation Committee awarded her a new hire stock grant of 13,831 shares of restricted stock, which vests in full on the third anniversary of the grant (March 31, 2019) provided Ms. Zeigler remains employed by the Company through such date. In addition, to incentivize Ms. Zeigler to remain with the Company for the long term, in 2017 the Compensation Committee awarded her a grant of 93,178 shares of restricted stock that will vest in full on the third anniversary of the grant date (February 22, 2020) if she remains employed by the Company through such date.

Grants of Plan-Based Awards for Year Ended December 31, 2017

The following table presents the range of possible payouts of equity and non-equity incentive awards granted to the named executive officers in 2017:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Full Fair Value ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bruce J. Schanzer	N/A	400,000	800,000	1,200,000	—	—	—	—	—	—	—
Philip R. Mays	N/A	190,000	380,000	570,000	—	—	—		—	—
Robin M. Zeigler	N/A	190,000	380,000	570,000	—	—	—	93,178	—	—	560,000
(1)	In 2017, the Compensation Committee awarded Ms. Zeigler 93,178 shares of restricted stock that will vest in full on the third anniversary of the grant date (February 22, 2020) if she remains employed by the Company through such date.

Perquisites

The only material perquisites provided to our named executive officers relate to automobile payments and reimbursement for certain expenses incurred. We provide our named executive officers with vehicles for frequent business-related travel. No other material perquisites are provided. In addition, our named executive officers are not entitled to U.S. Federal income tax gross-ups on any perquisites that are provided.

Retirement Benefits

Named executive officers are given the opportunity to participate in the Company’s tax-qualified 401(k) plans providing for employer and employee contributions. In 2017, the Company matched 100% of the first 3% of eligible employee compensation contributed and 50% of the next 2% of eligible employee compensation contributed up to the annual limit of 4% of eligible compensation, which amounts to $10,800 per recipient for 2017. The Company does not provide supplemental retirement benefits.

Messrs. Schanzer and Mays and Ms. Zeigler each received the maximum match. Several of our senior executives, including Messrs. Schanzer and Mays and Ms. Zeigler, participate in the Company’s 2005 Cedar Realty Trust, Inc. Deferred Compensation Plan (“Rabbi Trust Plan”). Under this deferred compensation plan, participants may defer a portion of their cash salary and bonuses on a pre-tax basis and receive a tax-deferred

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return on such amounts based on the performance of specific investments selected by the participants. Participants may also defer share awards made under the Company’s 2017 Stock Incentive Plan, as well as related dividends. In connection with this plan, the Company has established a “rabbi trust” overseen by an independent trustee (the “Rabbi Trust”) wherein the trustee is directed to make investments of the deferred cash amounts which track as closely as possible to those selected by each participant in order to generally match its liabilities to the participants under the deferred compensation plan with equivalent assets and thereby limit market risk. Generally, cash deferrals will be distributed in a lump sum on the earlier of the first day of the 61st month following the end of the calendar year to which such deferral relates, or as soon as practicable after the participant’s separation from service for any reason other than death or retirement (or six months thereafter, in the case of any participant who is a “specified employee” within the meaning of Code Section 409A), unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan. Generally, share deferrals will be distributed in a lump sum on the later of (a) the first business day of the January next following the third anniversary date of the grant, or (b) the first business day of the January next following the date on which the share deferrals are scheduled to vest in their entirety based on the original vesting schedule, unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan.

The following table represents nonqualified deferred compensation held by named executive officers in the Company’s Rabbi Trust as of December 31, 2017:

Nonqualified Deferred Compensation

Name	Executive Contributions in 2017($)(1)	Registrant Contributions in 2017($)	Aggregate Earnings in 2017($)(2)	Aggregate Withdrawals/ Distributions in 2017($)	Aggregate Balance at December 31, 2017($)(3)

Bruce J. Schanzer	—	N/A	(1,068,750)	—	14,440,000

Philip R. Mays	—	N/A	(124,454)	—	1,681,509

Robin M. Zeigler	560,000	N/A	299	—	650,615

(1)	Named executive officer contributions are included in the “Stock Awards” column of the Summary Compensation Table.
(2)	The losses in this column represent loss in value due to decrease in share price during the calendar year 2017.
(3)	All holdings are in Company shares, with values based on the $6.08 closing price of a share of common stock on December 29, 2017, the last trading day of 2017.

Anti-Hedging Policy

We do not consider it appropriate for any of the Company’s officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any decrease in market value of the Company’s securities. As a result, the Company prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities or its correlates. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees may also not purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Share Ownership Guidelines

The Compensation Committee believes that management should have a significant ownership interest and has implemented share ownership guidelines for the named executive officers to more closely

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align their interests with those of the stockholders. The number of shares of our common stock that an executive must own is set as a multiple of the executive’s base salary. Unearned performance shares and unvested restricted stock count toward an executive’s ownership of our common stock under the guidelines. For the CEO, the multiple is four times base salary, while for the other named executive officers the multiple is two times base salary, in each case with a four-year phase-in period.

Named Executive Officer	Stock Ownership Target as a Multiple of Salary	In Compliance* (Yes/No)

Bruce J. Schanzer	4x	Yes

Philip R. Mays	2x	Yes

Robin M. Zeigler	2x	Yes
*	As of March 9, 2018.

Risk Mitigation

The Compensation Committee assesses executive compensation, and particularly annual cash incentive bonuses and long-term incentive compensation, in light of corporate and operational risks facing the Company. Based on these assessments, our executive compensation program includes risk mitigating features, such as: balance between short- and long-term incentives, cash versus equity pay, fixed versus variable pay, multiple performance measures, and anti-hedging policies.

The Company’s share ownership requirements for named executive officers further mitigates risk by reinforcing alignment of executives’ incentives with Company performance.

Tax Deductibility of Compensation

The financial reporting and income tax consequences to the Company of the compensation components for executive officers are considered by the Compensation Committee in analyzing the level and mix of compensation. Section 162(m) of the Code prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer and certain of its other most highly compensated executive officers who are “covered employees” under Section 162(m). Certain “performance-based compensation” with respect to taxable years beginning on or before December 31, 2017 and payable pursuant to a binding written agreement in effect on and not modified after November 2, 2017, is excluded from this $1 million cap. The Compensation Committee continues to evaluate the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate the Company’s executive officers as it determines appropriate.

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Summary Compensation Table

The following table sets forth information regarding compensation paid by the Company to Messrs. Schanzer and Mays and Ms. Zeigler, for fiscal years ended December 31, 2015, 2016 and 2017:

Name and Principal Position	Year	Salary(1) ($)		Bonus ($)		Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation(1)(5) ($)	All Other Compensation(6) ($)	Total ($)
Bruce J. Schanzer President and Chief Executive Officer	2017 2016 2015	800,000 800,000 800,000		— — —		— — —	640,000 1,028,000 866,667	29,388 30,522 30,422	1,469,388 1,858,522 1,697,089
Philip R. Mays Executive Vice President and Chief Financial Officer	2017 2016 2015	400,000 381,225 381,225		— — —		— 1,899,995 —	304,000 465,380 392,344	16,800 16,600 16,300	720,800 2,763,200 789,869
Robin M. Zeigler Executive Vice President and Chief Operating Officer	2017 2016	400,000 295,385	(2)	— 535,500	(3)	560,000 99,998	304,000 —	16,800 191,152	1,280,800 1,122,035
(1)	Amounts shown include amounts deferred at the election of the named executive officers into the Company’s 401(k) plan, to the extent applicable.

(2)	Ms. Zeigler’s employment as Chief Operating Officer of the Company became effective March 31, 2016, with an annual base salary for 2016 of $400,000.

(3)	Represents a signing bonus of $150,000 paid to Ms. Zeigler in April 2016 and a cash bonus for 2016 of $300,000 consistent with the terms of her employment agreement. In addition, this amount includes a bonus of $85,500 paid to Ms. Zeigler in February 2017 based on corporate and individual performance for 2016.

(4)	This column represents the grant date fair value of long-term equity awards granted under the Company’s 2012 Stock Incentive Plan. The number of shares granted is calculated based on the closing share price on the date of grant. Mr. Mays received a grant of 276,564 shares of restricted stock, awarded on February 17, 2016, which will vest in full on February 17, 2021 provided he remains employed by the Company through such date. This grant is in lieu of any other grants to be made for the following three-year period. Ms. Zeigler received a grant of 93,178 shares of restricted stock on February 22, 2017, which is scheduled to vest in full on February 22, 2020, provided that she remains employed by the Company through such date. In addition, Ms. Zeigler received a grant of 13,831 shares of restricted stock on March 31, 2016, which is scheduled to vest in full on March 31, 2019, provided that she remains employed by the Company through such date. Amounts shown include amounts deferred at the election of the named executive officer under the Rabbi Trust Plan described above.

(5)	Represents cash incentive bonuses earned with respect to the years indicated based upon the achievement of corporate and individual performance goals. See the section entitled “Compensation Discussion and Analysis — Annual Cash Incentive Bonus” above for a description of the performance goals and process for determining annual cash bonus amounts.

(6)	Consists of matching contributions made by the Company on behalf of the named executive officers to its 401(k) plan and automobile allowances and related expenses. For Ms. Zeigler in 2016, in addition to the contribution made to her 401(k) plan and her automobile allowance, she received an additional $100,000 relocation incentive in connection with her move to New York, and reimbursement of commuting, lodging and relocation expenses related to travel between her home in Maryland and the Company’s offices between March and August 2016 and relocation from Maryland to New York, in an aggregate amount of $80,479.

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Employment Agreements With Named Executive Officers

During 2017, the Company had employment agreements with each of its named executive officers: Messrs. Schanzer and Mays, and Ms. Zeigler.

Mr. Schanzer

On May 31, 2011, Mr. Schanzer entered into a seven-year employment agreement, effective as of June 15, 2011, to serve as the Company’s President and Chief Executive Officer at an annual base salary of $800,000, subject to annual discretionary increases. Mr. Schanzer participates in the Company’s annual bonus plan for senior executive officers. Mr. Schanzer also received a long-term incentive compensation grant of 2,500,000 shares of restricted stock in 2011, one-half of which will vest in full on the seventh anniversary of the grant date (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date, with the other one-half to vest on the seventh anniversary of the date of grant (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date and the Company’s TSR (as determined in accordance with his employment agreement) for such seven years averages 6.5% or more per year.

Mr. Mays

On July 15, 2015, Mr. Mays entered into a three-year employment agreement, effective as of June 6, 2015, to serve as Chief Financial Officer of the Company, on terms substantially similar to Mr. Mays’ prior employment agreement with the Company as Chief Financial Officer. The agreement provides for an annual base salary of $381,225, subject to annual discretionary increases (increased to $400,000 effective January 1, 2017). Mr. Mays will also continue to participate in the Company’s annual bonus plan for senior executive officers and will continue to be entitled to participate in the Company’s long-term incentive compensation plan, subject to the discretion of, and the requirements established under, the 2017 Stock Incentive Plan and by the Board and/or the Compensation Committee.

Ms. Zeigler

On February 26, 2016, Ms. Zeigler entered into a three-year employment agreement, effective as of March 31, 2016, to serve as the Company’s Chief Operating Officer. The agreement provides for an annual base salary of $400,000, subject to annual discretionary increases. Upon the commencement of her employment, Ms. Zeigler was paid a signing bonus of $150,000 and received a new hire stock grant in an amount approximately equal to $100,000, which vests in full on the third anniversary of grant, provided Ms. Zeigler remains employed with the Company through such date. Ms. Zeigler is eligible to participate in the Company’s annual bonus plan for senior executive officers and will continue to be entitled to participate in the Company’s long-term incentive compensation plan, subject to the discretion of, and the requirements established under the 2017 Stock Incentive Plan and by the Board and/or the Compensation Committee.

Amended Agreements

On August 4, 2016, largely in response to constructive feedback from our stockholders, the Company entered into amended and restated employment agreements with Messrs. Schanzer and Mays and Ms. Zeigler for the purpose of removing the “modified single trigger” provision in the original employment agreements that required the Company to provide cash severance payments to an executive officer following a change in control. Under the amended and restated employment agreements, cash severance is payable only if an executive officer is terminated by the Company or the Partnership other than for cause (as defined in the amended and restated employment agreements) or on account of death or disability, or if such executive officer resigns for good reason (as defined in the amended and restated employment agreements), which no longer includes a change in control. Additionally, the employment agreements with the Company executives were amended to

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add a provision which clarifies that nothing in the employment agreement shall prohibit a Company executive from making any disclosures to a governmental agency that are protected under the whistleblower provisions of applicable federal or state law or regulation, and to expressly note the whistleblower immunity granted to the Company executives under the Defend Trade Secrets Act of 2016. There were no changes made to the base salary or target bonus of any of the named executive officers and no compensation was paid to them to relinquish the modified single trigger with respect to cash severance payments following a change in control.

Under each employment agreement, a named executive officer’s employment will terminate automatically upon retirement, death or disability, without payment of any additional compensation, other than accelerated vesting of restricted stock which may be available in certain circumstances.

Upon the termination of employment by the Company for cause or by the executive without good reason, no additional compensation will be due to such named executive officer. In the event of termination of a named executive officer’s employment with the Company without cause or by the named executive officer for good reason, unless otherwise agreed, the named executive officer is entitled to receive from the Company:

•	for Mr. Schanzer, provided he executes and delivers an agreement releasing the Company from all liability, a lump sum cash payment equal to two and one-half times the sum of Mr. Schanzer’s annual base salary and his average annual bonuses for the preceding two fiscal years;

•	for Mr. Mays and Ms. Zeigler, provided he or she signs and delivers a general release of any and all claims, a lump sum payment equal to two and one-half times the sum of the executive’s annual base salary and the higher of the executive’s annual bonuses for the preceding two full fiscal years;

•	continuation of health insurance benefits for up to 12 months (to be reduced to the extent the executive receives comparable benefits); and

•	acceleration of vesting of all options, restricted shares and other awards under the Company’s employee benefit plans.

•	Under the employment agreements, “good reason” means:

•	material breach by the Company or Partnership of the terms of the employment agreement;

•	a material reduction in the executive’s duties or responsibilities; or

•	the relocation of the Executive’s office or the Company’s or Partnership’s executive offices to a location more than 30 miles from the Company’s Port Washington office.

Each employment agreement also provides that each executive will not compete with the Company or hire any employees of the Company for a period of one year after the termination of the executive’s employment if such termination occurs within the term of the employment agreement, unless employment is terminated by the Company without cause or by the executive for good reason.

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The tables below set forth the severance payments that would have been made to each of our named executive officers based on a hypothetical termination date of December 31, 2017 and using the closing price of our stock on December 29, 2017, the last trading day of 2017, in the event of a termination by the Company without cause or by the executive for good reason. These amounts are estimates and the actual amounts to be paid can be determined only at the time of the termination of the executive’s employment without cause or by the executive for good reason. Under each employment agreement, there are also various circumstances under which termination of employment results in no severance due.

Payments Upon Termination Without Cause or By Executive for Good Reason

Name	Cash Compensation (Salary and Bonus) ($)	Value of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)

Bruce J. Schanzer	4,085,000	15,200,000	27,663	19,312,663

Philip R. Mays	2,163,450	3,929,394	16,862	6,109,706

Robin M. Zeigler	1,963,750	650,614	27,663	2,642,027

Equity Awards

Outstanding Equity Awards at Fiscal Year Ended December 31, 2017

	Stock Awards

Name	Number of Shares or Units of Time-Based Stock That Have Not Vested (#)		Market Value of Shares or Units of Time-Based Stock That Have Not Vested ($)(1)	Number of Unearned Performance-Based Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Performance- Based Shares, Units or Other Rights That Have Not Vested ($)(1)

Bruce J. Schanzer	1,250,000	(2)	7,600,000	1,250,000	(7)	7,600,000

Philip R. Mays	369,718	(3)	2,247,885	—		—

	276,564	(4)	1,681,509	—		—

Robin M. Zeigler	13,831	(5)	84,092	—

	93,178	(6)	566,522	—		—
(1)	Based on the $6.08 closing price of a share of the Company’s common stock on December 29, 2017, the last trading day of 2017.

(2)	These shares are scheduled to vest in full on June 15, 2018, provided that Mr. Schanzer remains employed by us through such date.

(3)	These shares vested in full on March 5, 2018.

(4)	These shares are scheduled to vest in full on February 17, 2021, provided that Mr. Mays remains employed by us through such date.

(5)	These shares are scheduled to vest in full on March 31, 2019, provided that Ms. Zeigler remains employed by us through such date.

(6)	These shares are scheduled to vest in full on February 22, 2020, provided that Ms. Zeigler remains employed by us through such date.

(7)	These shares are scheduled to vest in full on June 15, 2018, provided that Mr. Schanzer remains employed by us through such date and certain other vesting conditions are met.

Option Exercises and Stock Vested

No options were granted by the Company or exercised during the fiscal year ended December 31, 2017 and no other equity awards vested during such year. None of the named executive officers have ever been granted stock options.

Stock Plans

The Company has in effect the 2017 Stock Incentive Plan (the “2017 Plan”), under which a total of 4,000,000 shares of common stock may be issued, and the 2012 and 2004 Stock Incentive Plans (the

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“Prior Plans”). As a result of the approval of the 2017 Plan by our stockholders on May 2, 2017, no further awards may be granted under the Prior Plans. The plans are administered by the Compensation Committee, which determines, among other things, the number of shares, vesting period and, to the extent applicable, exercise price for each award.

The following table sets forth information at December 31, 2017 regarding shares of common stock that may be issued under the Company’s equity compensation plans, which consist of the 2017 Plan and the Prior Plans.

Equity Compensation Plans

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities in Column A)
Equity compensation plans approved by security holders	0	—	3,991,596
Equity compensation plans not approved by security holders	0	—	0

Total	0		3,991,596

Compensation Committee Report

The Compensation Committee and management of the Company reviewed and discussed the Compensation Discussion and Analysis required by the Securities Exchange Act of 1934. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2017 Annual Report.

The Compensation Committee

Gregg A. Gonsalves*

Pamela N. Hootkin

Paul G. Kirk, Jr.**

Roger M. Widmann

*	Joined the Compensation Committee effective May 2, 2017.

**	Anticipated to retire from the Board effective May 2, 2018.

Compensation Committee Interlocks and Insider Participation

Gregg A. Gonsalves, Pamela N. Hootkin, Paul G. Kirk, Jr. and Roger M. Widmann were members of the Compensation Committee during the year ended December 31, 2017. No member of the Compensation Committee during 2017 was an officer, employee or former officer of ours or any of our subsidiaries or had any relationship that would be considered a compensation committee interlock requiring disclosure in this Proxy Statement pursuant to SEC regulations. None of the executive officers of the Company have served on a board of directors or compensation committee of any other entity that has had any of such entity’s executive officers serve either on the Company’s Board or Compensation Committee.

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Compensation of Non-Employee Directors

The Compensation Committee periodically reviews compensation paid by a peer group of similarly-sized companies to their directors. The Compensation Committee considers aggregate compensation paid by the Company to its non-employee directors relative to total revenues, as compared to similarly-sized public companies. In 2017, the annual retainer for all non-employee directors was $32,000 and the non-executive Chairman of the Board received an additional $90,000 cash retainer. The annual retainer for each committee member was $4,000 and the annual retainer for committee chairs was $15,000. Meeting attendance fees were $1,500 and $1,000, respectively, for each Board and committee meeting attended. In 2017, each independent director also received an annual grant of restricted stock with a grant date fair value of $65,000 that vests in full on the third anniversary of the date of grant, absent some condition giving rise to accelerated vesting (with the exception of Mr. Gonsalves, who joined the Board on May 2, 2017 and received a pro-rated restricted stock grant with the same vesting terms with a grant date fair value of $43,452).

For 2018, directors will not receive meeting attendance fees and the additional cash retainer for the non-executive Chairman will be $75,000. All other compensation of non-employee directors will remain unchanged for 2018. Cash and equity compensation awarded to directors is eligible at the director’s election for tax deferral under the Company’s Rabbi Trust Plan. Pursuant to the terms of the 2017 Stock Incentive Plan, cash retainers and equity grants to non-employee directors are subject to an annual per-director cap of $750,000.

The following table details director compensation in 2017, which reflects the compensation described above. The table does not include reimbursement of travel expenses related to attendance at Board and committee meetings. Mr. Schanzer does not receive additional compensation for serving as a director.

Director Compensation for Fiscal Year Ended December 31, 2017

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

James J. Burns(4)	18,516	65,000	83,516

Abraham Eisenstat	64,000	65,000	129,000

Gregg A. Gonsalves	47,093	43,452	90,545

Pamela N. Hootkin	84,500	65,000	149,500

Paul G. Kirk, Jr	86,000	65,000	151,000

Steven G. Rogers	81,000	65,000	146,000

Roger M. Widmann	159,500	65,000	224,500

(1)	Amounts shown include fees for annual retainer ($32,000 for the non-employee directors plus $90,000 for the non-executive Chairman), committee membership ($4,000), committee chair fees ($15,000), and Board and committee meeting fees ($1,500 and $1,000 per Board and committee meeting, respectively).

(2)	Each director received a grant of restricted stock with a grant date fair value of $65,000 that will vest in full on the third anniversary of the date of grant with the exception of Mr. Gonsalves, who was awarded a pro-rated restricted stock award with the same vesting terms with a grant date fair value of $43,452. The number of shares granted is calculated based on the closing share price on the date of grant. For 2017, director share grants were made on January 3, 2017, based on a closing share price of $6.66, except for Mr. Gonsalves, whose pro-rated grant was made based on a closing share price of $5.17 on May 4, 2017.

(3)	As of December 31, 2017, each director held 25,329 restricted shares which had not yet vested as of year-end, with the exceptions of Mr. Eisenstat, who held 21,541 unvested restricted shares, Mr. Gonsalves, who held 8,404 unvested restricted shares and Mr. Rogers, who held 15,794 unvested restricted shares, all as of year-end. All of these shares are included in the security ownership chart for directors and executive officers included in this Proxy Statement.

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(4)	Mr. Burns retired as a director of the Company effective May 2, 2017 and 25,329 unvested shares became vested on an accelerated basis at that time.

The Compensation Committee has established target share ownership guidelines for our directors to more closely align their interests with those of our stockholders. For each director who has served as a director for at least four years, such director is expected to own shares of our common stock, including restricted stock, totaling not less than the number of shares constituting the equity portion of his or her annual retainer for the previous four years. Unvested restricted stock counts towards a director’s share ownership. Based on the directors’ disclosure to the Company, all of the Company’s 2017 directors who were beyond their four-year phase-in compliance period, satisfied the share ownership requirement. In addition, Mr. Eisenstat, although still within his four-year compliance period, already met the requisite share ownership requirement that would have applied had he been with the Company over the past four years.

CEO Pay Ratio

The Dodd-Frank Act requires the Company to determine the ratio of the CEO’s annual total compensation (under the Summary Compensation Table definition) to that of the Company’s median employee. Mr. Schanzer, who in 2017 served as a director and President and CEO of the Company, had annual total compensation in 2017 of $1,469,388, as reflected in the Summary Compensation Table included in this Proxy Statement. The annual total compensation for the Company’s median employee (excluding Mr. Schanzer) for 2017 was $110,560. We identified our median employee by calculating compensation in a manner consistent with the requirements for reporting compensation in the Summary Compensation Table for named executive officers and included all individuals who were employed by us on December 31, 2017. Reportable wages were annualized for those employees who were not employed for a full calendar year. As a result, Mr. Schanzer’s 2017 annual compensation was approximately 13.3 times that of our median employee’s total compensation for 2017. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

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AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee presently comprises Steven G. Rogers (Chair), Abraham Eisenstat, Gregg A. Gonsalves and Pamela N. Hootkin, all of whom are independent directors as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards and Rule 10A-3 of the Securities Exchange Act of 1934. As of January 1, 2017, Mr. Rogers became Chair of the Audit Committee, and Mr. Burns, the prior Chair of the Audit Committee, continued to serve as a member thereof until his retirement on May 2, 2017. The Audit Committee operates under a written charter, which was adopted by the Board. A copy of the charter is available on the Company’s website at www.cedarrealtytrust.com. The Audit Committee appoints the Company’s independent registered public accounting firm, which is presently Ernst & Young LLP (“Ernst & Young”). Ernst & Young has served as the Company’s independent auditor since 1984.

The Audit Committee oversees the Company’s financial reporting on behalf of the Board and has sole authority to approve all audit engagements, including fees and terms. Company management has primary responsibility for preparing the Company’s financial statements and the financial reporting process, including establishing and maintaining effective internal control over financial reporting and evaluating the effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing an independent audit of (i) the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and (ii) the Company’s internal control over financial reporting, and issuing reports thereon.

In this context, during 2017 the Audit Committee as then constituted met four times and held separate discussions with management, the accounting firm that provides internal audit services to the Company and Ernst & Young. The Audit Committee met with Ernst & Young to discuss its plans and scope for the fiscal 2017 audits and also discussed the procedures and scope with the firm performing the internal audit for 2017. The Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting, including compliance with the COSO 2013 principles, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with Ernst & Young the critical accounting policies and practices used in the preparation of the Company’s audited financial statements. Management and Ernst & Young represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed with Ernst & Young its judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the PCAOB, including PCAOB Auditing Standard No. 16, the rules of the Securities and Exchange Commission (the “SEC”) and other applicable regulations. In addition, the Audit Committee discussed with Ernst & Young the firm’s independence from Company management and the Company, including the matters in the letter from Ernst & Young required by PCAOB Rule 3526, and considered the compatibility of non-audit services with Ernst & Young’s independence. The Audit Committee also discussed with Ernst & Young matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

The Audit Committee received and reviewed a report from the internal auditors detailing the results of such firm’s internal audit procedures and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with Ernst & Young the Company’s internal quality control procedures and any material issues raised by Ernst & Young’s most recent internal quality control review. The Audit Committee, after discussions with management, approved the fees for various services performed by Ernst & Young.

48  |       2018 Proxy Statement

AUDIT MATTERS

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent public accountants, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent public accountants and determines whether to re-engage the current independent public accountants. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent public accountants, their capabilities and their technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained Ernst & Young as the Company’s independent public accountants for the audit of the Company’s financial statements for the year ending December 31, 2018.

The members of the Audit Committee and the Board believe that, due to Ernst & Young’s knowledge of the Company and of the industry in which the Company operates, it is in the best interests of the Company and its stockholders to continue the retention of Ernst & Young to serve as the Company’s independent public accountants. Although the Audit Committee has the sole authority to appoint the independent public accountants, the Audit Committee intends to continue to recommend that the Board ask the stockholders, at this Annual Meeting, to ratify the appointment of the independent public accountants.

Based on the review and discussions with management, the internal auditors and Ernst & Young, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee has recommended to the Board the inclusion of the audited consolidated financial statements and related schedule, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, in the Company’s 2017 Annual Report.

The Audit Committee

Abraham Eisenstat

Gregg A. Gonsalves*

Pamela N. Hootkin

Steven G. Rogers**

*	Joined the Audit Committee effective May 2, 2017

**	Audit Committee Chair

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the years ended December 31, 2017 and 2016:

	2017 Actual Fees ($)	2016 Actual Fees ($)

Audit Fees(1)	953,800	884,000

Audit-Related Fees	—	—

Tax Fees(2)	55,525	—

All Other Fees	—	—

(1)	Audit Fees for 2017 and 2016 were incurred for professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting for the years ended December 31, 2017 and 2016, reviews of our interim consolidated financial statements which are included in each of our quarterly reports on Form 10-Q for the years ended December 31, 2017 and 2016, preparation of “comfort letters” for the issuance of our securities, and certain accounting consultations.
(2)	Ernst & Young LLP performed tax consulting services relating to tax planning for certain of our redevelopments in 2017.

    2018 Proxy Statement  |  49

AUDIT MATTERS

All audit and tax fees were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s auditors was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The policy of the Audit Committee provides for pre-approval of the yearly audits, quarterly reviews and tax compliance on an annual basis. As individual engagements arise, they are approved on a case-by-case basis. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Consideration of these Fees

The Company’s Audit Committee has considered whether the provisions of the services covered under the category of “Audit-Related Fees” are compatible with maintaining the independence of Ernst & Young LLP, and concluded Ernst & Young LLP is independent.

50  |       2018 Proxy Statement

PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

Although ratification by stockholders is not a prerequisite to the power of the Audit Committee to appoint Ernst & Young LLP as our independent registered public accounting firm, our Board and the Audit Committee believes such ratification to be advisable and in the best interests of the Company. If the appointment of Ernst & Young LLP is ratified, the Audit Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time. If stockholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent registered public accounting firm will be reconsidered by the Audit Committee.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to approve this Proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

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PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the Company’s 2017 Annual Meeting of Stockholders, nearly 98% of our stockholders approved the executive compensation of the Company.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of certain TSR goals, while at the same time avoiding unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to approve this Proposal.

Accordingly, we ask our stockholders to vote on the following resolution at this meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

52  |       2018 Proxy Statement

PROPOSAL 4: AMENDMENT OF OUR CHARTER

PROPOSAL 4: AMENDMENT OF OUR CHARTER

The Board of Directors is committed to good corporate governance and monitors regularly our corporate governance policies and practices. Upon recommendation of the Nominating and Corporate Governance Committee, our Board has declared advisable and recommends that stockholders approve an amendment to the Company’s Articles of Incorporation, as amended and supplemented to date, which we refer to as our charter. Currently, both our charter and our by-laws provide the Board with the exclusive power to amend the by-laws. The proposed amendment would permit the Company’s stockholders to act to amend our by-laws.

The proposed amendment to our charter consists of the following changes to current paragraphs F and G of Article V:

F. ~~By-Laws. The power to adopt, alter and/or repeal the By-Laws of the Corporation is vested exclusively in the Board of Directors.~~

~~G.~~ Powers. The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the General Corporation Law of Maryland as now or hereafter in force.

If approved by stockholders, the amendment will become effective upon the filing of articles of amendment with the Maryland State Department of Assessments and Taxation (the “SDAT”).

In February 2018, the Board approved, subject to stockholder approval of this Proposal 4, an amendment to our by-laws (the “By-Law Amendment”) giving stockholders the power to amend the by-laws and to adopt new by-laws by the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock. The By-Law Amendment provides that, absent the approval of the Board, a stockholder proposal may not alter or repeal the provisions of our by-laws providing for indemnification of directors and officers of the Company or the provisions relating to amendment of the by-laws. The By-Law Amendment does not require approval by our stockholders and is conditioned upon the approval of the proposed charter amendment under this Proposal 4 at the Annual Meeting and upon the effectiveness of such charter amendment upon filing with the SDAT.

If the proposed charter amendment pursuant to this Proposal 4 is not approved by stockholders at the Annual Meeting, then the proposed amendment will not be filed with the SDAT, the By-Law Amendment will not become effective, and our Board will continue to have the exclusive power to adopt, alter or repeal any provision of our by-laws.

Approval of an amendment to our charter requires the affirmative vote of the holders of at least two-thirds of the shares of the Company’s common stock entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposed charter amendment.

The Board of Directors unanimously recommends a vote “FOR” approval of an amendment to our charter to permit stockholders to act to amend our by-laws.

    2018 Proxy Statement  |  53

SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

Security Ownership of Certain Beneficial Owners and Management

The following is a schedule of all persons who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding common stock of the Company as of March 9, 2018:

Name and Address	Number of Shares Beneficially Owned		Percent of Stock(1)
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	15,775,961	(2)	17.20%
BlackRock Inc. 55 East 52nd Street New York, NY 10022	13,116,389	(3)	14.30%
T. Rowe Price Small-Cap Value Fund, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	11,420,662	(2)	12.45%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malverne, PA 19355	11,225,397	(4)	12.24%
Vanguard Specialized Funds – Vanguard REIT Index Fund 100 Vanguard Blvd. Malverne, PA 19355	6,149,802	(5)	6.71%
FMR LLC 245 Summer Street Boston, MA 02210	6,146,017	(6)	6.70%
(1)	Based on 91,712,183 shares of common stock outstanding at the close of business on March 9, 2018.

(2)	According to a Schedule 13G/A filed with the SEC on February 14, 2018.

(3)	According to a Schedule 13G/A filed with the SEC on January 19, 2018.

(4)	According to a Schedule 13G/A filed with the SEC on February 8, 2018, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 92,361 shares of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 239,112 shares of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(5)	According to a Schedule 13G/A filed with the SEC on February 2, 2018.

(6)	According to a Schedule 13G/A filed with the SEC on February 13, 2018.

54  |       2018 Proxy Statement

SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

The following table sets forth information concerning the security ownership of directors and named executive officers as of March 9, 2018:

Name	Number of Common Shares Beneficially Owned(1)	Percent of Common Stock(2)

Bruce J. Schanzer(3)	2,671,257	2.91%

Philip R. Mays	469,992	*

Robin M. Zeigler	493,275	*

Roger M. Widmann	120,475	*

Paul G. Kirk, Jr.	86,425	*

Pamela N. Hootkin	89,744	*

Abraham Eisenstat	72,092	*

Steven G. Rogers	26,345	*

Gregg A. Gonsalves(4)	18,955	*

Directors and executive officers as a group (9 persons)(3)(4)	4,048,560	4.41%
*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	Based on 91,712,183 shares of common stock outstanding at the close of business on March 9, 2018.

(3)	Includes 37,664 shares of common stock owned by Mr. Schanzer as custodian for his minor children under the Uniform Gifts to Minors Act. Mr. Schanzer disclaims beneficial ownership of these shares.

(4)	Mr. Gonsalves was appointed to the Board on May 2, 2017.

Transactions with Related Persons

Our Board has adopted a written policy relating to the review, approval and ratification of transactions between the Company and related persons, pursuant to which any such transactions must be approved by the Audit Committee. The policy applies to transactions or arrangements between us and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups. In determining whether to approve a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. There were no transactions during 2017 that were subject to our related person transaction policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who beneficially own more than 10% of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of these reports. Securities and Exchange Commission rules require the Company to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during 2017, the Company’s executive officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a).

    2018 Proxy Statement  |  55

OTHER MATTERS

OTHER MATTERS

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. The Company has retained Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for a fee of $25,000, plus all reasonable out-of-pocket expenses. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company on or prior to November 21, 2018 to be eligible for inclusion in the Company’s Proxy Statement and form of proxy to be used in connection with such meeting. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials unless this condition is satisfied. Accordingly, any notice of stockholder proposals received after this date will be considered untimely. In addition, proposed nominations by stockholders for persons to serve as directors at the 2019 Annual Meeting must comply with the advance notice provisions and other requirements specified in our by-laws and be received by the Company between January 2, 2019 and February 1, 2019. Nominations not received within this time frame will be considered untimely.

Householding

The Company may elect to send a single copy of its 2017 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2017 Annual Report or 2018 Proxy Statement, as follows:

•	stockholders owning shares through a bank, broker or other holder of record should contact such record holder directly; and

•	stockholders of record should write to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, attention Investor Relations, Tel. (516) 767-6492. The Company will promptly deliver such materials upon request.

Other Business

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

BRUCE J. SCHANZER

President and Chief Executive Officer

Dated:          2018

56  |       2018 Proxy Statement

CEDAR REALTY TRUST, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS—May 2, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Cedar Realty Trust, Inc., a Maryland corporation, hereby appoints Bruce J. Schanzer, Philip R. Mays and Adina G. Storch and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM on May 2, 2018, and at any adjournment or adjournments thereof (the “Meeting”), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.
(Continued and to be signed on the reverse side)
14475

ANNUAL MEETING OF STOCKHOLDERS OF
CEDAR REALTY TRUST, INC.
May 2, 2018
GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.cedarrealtytrust.com
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
00033333330303000100 3 050218
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND
“FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018, FOR THE APPROVAL OF COMPENSATION FOR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT TO AMEND THE COMPANY’S BY-LAWS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
1. To elect 6 nominees for Directors:
Abraham Eisenstat
Gregg A. Gonsalves
Pamela N. Hootkin
Steven G. Rogers
Bruce J. Schanzer
Roger M. Widmann
2.    To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December
31, 2018.
3.    The approval (non-binding) of the compensation of the Company’s named executive officers.
4.    The approval of an amendment to the Company’s Articles of Incorporation to permit stockholders to act to amend the Company’s by-laws.
5.    With discretionary authority upon such other matters as may properly come before the
Meeting.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
CEDAR REALTY TRUST, INC.
May 2, 2018
PROXY VOTING INSTRUCTIONS
INTERNE—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the Meeting.
MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON—You may vote your shares in person by attending the Annual Meeting.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and
Proxy Card are available at www.cedarrealtytrust.com
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
00033333330303000100 3 050218
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND
“FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF
NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018, FOR THE
APPROVAL OF COMPENSATION FOR NAMED EXECUTIVE OFFICERS, FOR THE
APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT TO AMEND THE COMPANY’S BY-LAWS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS
WHICH MAY PROPERLY COME BEFORE THE MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
FOR AGAINST ABSTAIN
1. To elect 6 nominees for Directors:
Abraham Eisenstat
Gregg A. Gonsalves
Pamela N. Hootkin
Steven G. Rogers
Bruce J. Schanzer
Roger M. Widmann
2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December
31, 2018.
3. The approval (non-binding) of the compensation of the Company’s named executive officers.
4. The approval of an amendment to the Company’s Articles of Incorporation to permit stockholders to act to amend the Company’s by-laws.
5. With discretionary authority upon such other matters as may properly come before the
Meeting.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.